As filed with the Securities and Exchange Commission on March 11, 2009

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-08360

GUINNESS ATKINSON FUNDS
(Exact name of registrant as specified in charter)

21550 Oxnard Street, Suite 750, Woodland Hills, CA			91367
(Address of principal executive offices)			(Zip code)

James J. Atkinson, Jr. 21550 Oxnard Street, Suite 750, Woodland Hills, CA 91367
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(800) 915-6566

Date of fiscal year end:	December 31

Date of reporting period:	December 31, 2008

Item 1. Reports to Stockholders.

Annual
Report

December 31, 2008

•  Alternative Energy Fund

•  Asia Focus Fund

•  Asia Pacific Dividend Fund

•  China & Hong Kong Fund

•  Global Energy Fund

•  Global Innovators Fund

Guinness Atkinson Funds
Annual Report

December 31, 2008

TABLE OF CONTENTS

3	Letter to Shareholders

6	Expense Example

7	Alternative Energy Fund

15	Asia Focus Fund

23	Asia Pacific Dividend Fund

31	China & Hong Kong Fund

38	Global Energy Fund

47	Global Innovators Fund

54	Statements of Assets and Liabilities

56	Statements of Operations

58	Statements of Changes in Net Assets

60	Financial Highlights

66	Notes to Financial Statements

78	Report of Independent Registered Public Accounting Firm

79	Trustee and Officier Information

81	Privacy Notice

83	Guinness Atkinson Funds Information

Dear Guinness Atkinson Funds Shareholders,

Six months ago, in the letter that accompanied the 2008 semi-annual report, we bemoaned the fact that the economic environment had become difficult but opined that, over time, the difficulties would give way to a more sustainable and fundamentally sound global economy. What we thought was a terrible economic environment in early summer turned into an absolute disaster over the last four months of the year. And not surprisingly, the Guinness Atkinson Funds were not immune to these forces and each of them produced dismal absolute returns for the year. As bad as 2008 was, and notwithstanding a bleak outlook for 2009, we remain optimistic about the future for the global economy and global equity markets. Further, we remain committed to the larger themes on which the Guinness Atkinson Funds focus.

Our optimistic outlook is tempered by the reality that we have a serious economic mess on our hands at present. As we mentioned six months ago, this mess is really a function of over consumption. Simply put, the U.S. as a whole, roughly over the course of the last two plus decades, has consistently lived beyond its means. Here we're referring to the low savings rate, increasing amounts of consumer and government debt and, perhaps most telling, the nation's current account deficit and status as a net debtor nation. The current account deficit essentially means the rest of the world is providing us more goods and services than we are providing the rest of the world. This imbalance can continue for an extended period of time, in particular for an economy as large and diverse as the U.S. economy. But as we have seen, it could not continue indefinitely. The economic crisis has changed consumer behavior and ushered in a new era of austerity. Most telling perhaps is the cultural shift that may be occurring in the de-emphasis of consumption; thrift is becoming cool again.

So why, then, are we optimistic and why do we believe that the global economy may emerge from this turmoil more fundamentally sound? Our view is based on the fact that much of the growth in the U.S., indeed much of the world economy, over the last decade plus was essentially artificial. Much of the growth was based on unsustainable debt driven consumption. At the heart of the current crisis are market forces that are requiring adjustments to balance sheets for corporations and consumers. The repairing of balance sheets may take a while but in our view once it is complete the world can continue its more natural arc of economic growth and do so in a more sustainable fashion.

Regardless of the current economic problems, in the long run the major global themes that are the foundation for the Guinness Atkinson Funds remain in place. It is our strong belief that China and Asia will continue their economic growth; that the world will continue to need a way to provide cheap and clean energy for a growing planet and that mankind will continue to innovate and create wealth.

As usual our fund managers provide their views on the past year and look ahead to 2009 for each of the six Guinness Atkinson Funds. You will find these comments preceding the financial results for the Funds which follow this letter. In addition to the performance table that appears below, we've provided a table showing the December 31, 2008 Morningstar ratings for the four Guinness Atkinson Funds that have a track record of three years or more.

We continue to appreciate the confidence you have placed in us and our management team and appreciate the opportunity to serve you.

Sincerely,

Timothy Guinness  James Atkinson

  January 29, 2009

Fund Performance

Returns for the periods ending December 31, 2008 for the Guinness Atkinson Funds:

Fund (inception date)	1-year	3-year	5-year	10-year	From Inception
Alternative Energy Fund (March 31, 2006)	-66.05%				-25.51%
Asia Focus (April 29, 1996)	-57.38%	-5.37%	2.41%	4.84%	-1.11%
Asia Pacific Dividend Fund (March 31, 2006)	-51.74%				-13.35%
China & Hong Kong (June 30, 1994)	-54.47%	1.62%	4.65%	7.91%	5.45%
Global Energy Fund (June 30, 2004)	-48.56%	-8.12%			10.23%
Global Innovators Fund (December 15, 1998)	-45.42%	-7.73%	-0.53%	-0.96%	0.13%

Periods of greater than one year are average annualized returns; one year or less are actual returns. All returns are for the periods ending December 31, 2008.

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. Current performance of the Funds may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting www.gafunds.com.

Each of the Funds impose a 2% redemption fee on shares held less than 30 days. The performance data does not reflect this redemption fee. Had this fee been included, returns would be lower. Total returns reflect a waiver in effect and in the absence of this waiver, the total returns would be lower.

Expense ratio information: The gross and, if applicable, net expense (after expense reimbursement) ratios as stated in the most recent prospectus (April 30, 2008) for the Funds are as follows:

Fund	Expense Ratio
Alternative Energy Fund	1.58% gross; 1.64% net
Asia Focus Fund	1.69%
Asia Pacific Dividend Fund	2.09% gross; 1.98% net
China & Hong Kong Fund	1.44%
Global Energy Fund	1.34% gross; 1.37 net
Global Innovators Fund	1.38% gross; 1.44% net

All of the Guinness Atkinson Funds have an expense cap in place and the advisor is contractually obligated to cap the total expenses at least through June 30, 2009.

Morningstar Ratings

Below is a table listing the Morningstar star ratings as of December 31, 2008 for the four Guinness Atkinson Funds that have at least a three year history. Parenthetical numbers after the star rating indicate the number of funds in the comparison group.

Fund	Category	Overall	3-year	5-year	10-year
Asia Focus Fund	Pacific/Asia Ex-Japan Stk	1* (96 funds)	2** (96 funds)	1* (71 funds)	1* (55 funds)
China & Hong Kong Fund	Pacific/Asia Ex-Japan Stk	3*** (96 funds)	3*** (96 funds)	3*** (71 funds)	2** (55 funds)
Global Energy Fund	Specialty Natural Resources	3*** (154 funds)	3*** (154 funds)
Global Innovators Fund	Large Growth	3*** (1,507 funds)	4**** (1,507 funds)	4**** (1,243 funds)	2** (608 funds)

©2009 Morningstar, Inc. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. Past performance is no guarantee of future results.

The Funds invest in foreign securities which involves greater volatility and political, economic and currency risks and differences in accounting methods. The Funds are non-diversified meaning their assets may be concentrated in fewer individual holdings than diversified funds. Therefore, the Funds are more exposed to individual stock volatility than diversified funds. The Funds invest in smaller companies, which will involve additional risks such as limited liquidity and greater volatility.

For each fund with at least a three-year history, Morningstar calculates a Morningstar Rating(TM) based on a Morningstar Risk-Adjusted Return measure that accounts for variation in a fund's monthly performance (including the effects of sales charges, loads, and redemption fees), placing more emphasis on downward variations and rewarding consistent performance. The top 10% of funds in each category receive 5 stars, the next 22.5% receive 4 stars the next 35% receive 3 stars, the next 22.5% receive 2 stars and the bottom 10% receive 1 star. (Each share class is counted as a fraction of one fund within this scale and rated separately, which may cause slight variations in distribution percentages.)

GUINNESS ATKINSON FUNDS

Expense Examples (Unaudited)

As a shareholder of the Funds, you incur two types of costs: (1) redemption fees; and (2) ongoing costs, including advisory fees; and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the period shown and held for the entire period from July 1, 2008 to December 31, 2008.

Actual Expenses

For each Fund, the first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

For each Fund, the second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any redemption fees. Therefore, the second line for each Fund of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these redemption fees were included, your costs would have been higher.

	Beginning Account Value (07/01/08)	Ending Account Value (12/31/08)	Expenses Paid During Period* (07/01/08 to 12/31/08)	Expense Ratio During Period* (07/01/08 to 12/31/08)
Guinness Atkinson Alternative Energy Fund Actual	$1,000.00	$401.30	$6.49	1.84%
Guinness Atkinson Alternative Energy Fund Hypothetical (5% return before expenses)	$1,000.00	$1,015.87	$9.34	1.84%
Guinness Atkinson Asia Focus Fund Actual	$1,000.00	$498.20	$6.84	1.82%
Guinness Atkinson Asia Focus Fund Hypothetical (5% return before expenses)	$1,000.00	$1,016.01	$9.20	1.82%
Guinness Atkinson Asia Pacific Dividend Fund Actual	$1,000.00	$503.00	$8.66	2.29%+
Guinness Atkinson Asia Pacific Dividend Fund Hypothetical (5% return before expenses)	$1,000.00	$1,013.61	$11.61	2.29%+
Guinness Atkinson China & Hong Kong Fund Actual	$1,000.00	$574.40	$6.11	1.54%
Guinness Atkinson China & Hong Kong Fund Hypothetical (5% return before expenses)	$1,000.00	$1,017.38	$7.82	1.54%
Guinness Atkinson Global Energy Fund Actual	$1,000.00	$436.00	$5.21	1.44%
Guinness Atkinson Global Energy Fund Hypothetical (5% return before expenses)	$1,000.00	$1,017.88	$7.32	1.44%
Guinness Atkinson Global Innovators Fund Actual	$1,000.00	$655.20	$6.02	1.45%
Guinness Atkinson Global Innovators Fund Hypothetical (5% return before expenses)	$1,000.00	$1,017.87	$7.33	1.45%

*Expenses are equal to the Funds' annualized expense ratio as indicated, multiplied by the average account value over the period, multiplied by the number of days in most recent fiscal half-year period (184), then divided by the number of days in the fiscal year (366) (to reflect the one-half year period).

†Net of fee waivers and/or expense reimbursements. If those fee waivers and/or expense reimbursements had not been in effect, the Fund's actual expenses would have been higher.

ALTERNATIVE ENERGY FUND

1.  Performance

AVERAGE ANNUALISED TOTAL RETURNS

	2008 (actual)	Since inception March 31, 2006
Fund	-66.05%	-25.51%
Benchmark indices
Wilderhill New Energy Global Innovation Index	-60.52%	-13.28%
Wilderhill Clean Energy Index	-69.88%	-29.20%
MSCI World Energy Index	-37.88%	-4.25%

The Fund's gross expense ratio is 1.58% per the Prospectus dated April 30, 2008. Guinness Atkinson Asset Management has contractually agreed to waive a portion of its advisory fees so that the Fund's ratio of expenses to average daily net assets will not exceed 1.98% through at least June 30, 2009. To the extent that the Advisor waives fees it may seek repayment of a portion or all of such amounts at any time within the three fiscal years after the fiscal year in which such amounts were waived, subject to the applicable cap.

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the Funds may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting www.gafunds.com, or calling (800) 916-6566.

The Fund imposes a 2% redemption fee on shares held less than 30 days. Performance data does not reflect the 2% redemption fee on shares held less than 30 days. Total returns since inception reflect a fee waiver in effect and in the absence of this waiver, the total returns would be lower.

The Alternative Energy Fund had a poor year in 2008 in absolute terms and was down 66.05%. In relative terms this was unexceptional – the fund performance ending up between the performance of the two main benchmark indices. Unfortunately the sector performed much worse than the MSCI World Energy Index the conventional energy benchmark which is also shown for comparative reasons. Out of interest the MSCI World Energy Index return was very similar to that of the broad market as exemplified by the S&P500 Index which returned -36.99%. The entire alternative energy sector was hit hard by the change in global economic conditions and specifically the large falls in fossil fuel prices which affected competitiveness and the drying up of credit for project finance.

The larger cap renewable utilities and certain niche stocks were the best performing areas, and while we had good exposure to the utilities, it was not enough to stem the weak performance elsewhere. We did well by avoiding the meltdowns in the biofuels and fuelcell sectors, but were caught out by the crippling impact of the credit crunch on capital availability for solar and wind projects. Our hydro and geothermal holdings performed relatively well.

2.  Portfolio Position

Sector	% of Assets
Solar	46.38%
Wind	28.45%
Hydro	9.48%
Efficiency	8.52%
Geothermal	6.05%
Biomass Energy	2.27%
Biofuel	0.35%

ALTERNATIVE ENERGY FUND

Region*	% of Assets
Europe	53.72%
North America	28.96%
Asia	15.37%
Latin America	2.86%
Australasia	0.59%

*  region is as per company domicile.

The portfolio at year end 2008 is reasonably concentrated in the wind and solar sectors, with 46.38% in solar and 28.45% in Wind. We believe these sectors have the best long term growth potential of the alternative energy space. Stock prices have been hit hard, but that provides an opportunity in the event of a recovery in the markets. While the lack of capital is creating difficult trading conditions now, valuations reflect much of this concern, and we believe that the higher quality companies should do well later in 2009.

For the solar sector, lower prices should ultimately enable the industry to grow faster sooner, and much of these prices are matched by ongoing cost reductions and lower silicon prices. We have exposure to thin film solar panel manufacturing via our holding in First Solar and are otherwise invested across the photovoltaic value chain.

The wind sector has seen concerns over the quality of contract backlogs and potential declining orderbooks and prices for turbine manufacturers. However, costs (particularly steel) are falling too, which should assist the turbine manufacturers in maintaining margins. This should feed through into higher returns for developers with access to capital, who should also benefit from lower financing costs. We have exposure to turbine manufacturering and to wind farm developers in the fund.

Our hydro holdings are in utilites and small independent power producers. These businesses have solid cashflows and low cost bases. As such, we believe they are well placed in the current economic environment.

Efficiency is an area where the Obama stimulus plan will likely provide a wealth of opportunity. However, the biggest beneficiary is the eventual energy user. We have interesting investments in ground source heat pumps, building efficiency and smart metering, with some exposure to transmission grid service providers.

We are invested in three geothermal companies, of which one is the principle builder of systems, Ormat, the second is a Philippinese utility and the third small position is invested in a hot rock project in Australia. We expect geothermal to become a more important part of alternative energy plans as a result of its low costs and established technology.

Our biomass investment is in a company where the biomass part of the business is being used to finance the development of a wind portfolio. We think there are some interesting niche biomass projects and we are interested in those companies that do not have constraints on future biomass supply.

We have a small research holding in biofuels. We monitor the sector closely, but have concerns about overcapacity and negative margins in the US ethanol refining sector.

We have no investments in fuelcells, tidal or wave power companies, but remain interested in these areas.

The fund has 53.72% of its holdings in companies domiciled in Europe, reflecting the more mature European industry. North America accounts for 28.96% of the fund of which 5.67% is in Canada. The fund's 18.82% of emerging markets holdings is principally in Asia, with our investment in Chinese companies making up 13.10% of the fund.

ALTERNATIVE ENERGY FUND

Mkt Cap $m	Positions	% of Assets
>1000	19	62.96%
500-1000	2	6.34%
250-500	5	10.54%
100-250	9	12.29%
50-100	4	6.28%
<50	8	3.08%
Position size	Positions	% of Assets
Full	22	68.97%
Half	15	28.81%
Research	10	3.71%

The liquidity of the fund remains excellent, with 62.96% of the fund in companies with a market capitalisation over US$1,000 million. The fund now has 22 full units and 15 half units. We have successfully moved the portfolio to lower the number of half units as valuation and liquidity levels have made it more attractive to hold more full units.

3.  Activity

We have increased our exposure to solar over the year, with the intention of turning a painful investment to date into what we hope will be good long term returns for the fund. In the second half we have increased our holdings of Asian solar stocks as they ran into difficulties and bought a position in First Solar. This has been at the expense of our German downstream solar holdings and our Taiwanese cell manufacturers.

In the wind sector we sold one of our turbine manufacturers, Nordex, on concerns that second tier turbine manufacturers will suffer disproportionately, but were able to buy a stake in Hansen Transmissions, the leading gearbox manufacturer at an attractive valuation.

We have increased our holdings on the utility side with purchases of EDP Renovaveis, Verbund and Canadian Hydro, while selling one of our Latin American Hydro stocks, CPFL Energia. We sold the Spanish company Acciona and Babcock and Brown Wind because of concerns over their shareholders and balance sheet issues.

After Xantrex was acquired by Schneider, we were able to take a position in SMA Solar, their European competitor after the share price weakened. This keeps us exposed to the attractive inverter market.

We sold down a number of research holdings, which saw us exiting the fuelcell and wave sector, and selling almost all our biofuels holdings. Our research holding in energy storage, VRB Systems has been written off entirely. We have only added one research position, Thermal Energy International, a Canadian listed company that provide a technology for re-using exhaust heat in industry.

4.  Outlook

After the weak performance over the last 12 months, we still believe strongly that the long term fundamental alternative energy story is intact. The three principle drivers – finite fossil fuel supplies, energy security concerns and climate change – are still pertinent and provide us with confidence that the long term investment story should generate good investor returns.

Energy security and climate change concerns remain unchanged, and while current lower energy prices create a headwind for alternative energy economics, the long term challenges in providing enough oil and gas to satisfy demand will likely lead to higher energy prices.

The hardest question to answer today is whether the near term issues which companies face are adequately factored into share prices. Strong balance sheets are an important factor in determining the likelihood of survival for companies, and we believe the industry is in surprisingly good shape from that perspective. Many companies have raised capital and are sitting on net cash

ALTERNATIVE ENERGY FUND

positions. By postponing capital expenditures and reducing costs, positive cashflows are achievable which should position the high quality companies to emerge well into the next phase of growth for the sector.

In many ways, the current crisis should enable this growth to be achieved in a shorter timeframe. The costs of capital equipment for end users (eg solar panels, wind turbines) are being lowered by a combination of manufacturing technology improvements, scale, lower interest rates and lower raw material costs. While in the near term this may lead to some contraction in margins, the potential growth in volumes should rapidly more than compensate for this.

Political support is now firmly behind the sector, with stimulus programmes that exceed previous expectations, particularly in the US. The alternative energy sector is being championed as the best place for investment to return economies to a more even keel. The first steps of the Obama administration are demonstrating that there is an understanding that long term incentive programmes are important for lowering technology costs and that there needs to be a focus on enabling capital to be invested in the sector.

In the near term the major constraint on the industry is this lack of capital. We anticipate that the industry will likely benefit from being one of the more obvious areas for banks to put balance sheets to work and should therefore be one of the first sectors to recover access to reasonably priced capital. Long term, government backed, predictable offtake agreements, combined with low operating costs make the industry particularly well suited for debt financing. In fact, capital costs may turn out to be a plus for the industry as low interest rates improve returns for developers provided interest margins come down over the year.

A further concern is that demand declines in electricity and gasoline consumption will lead to postponement of projects. However, much of the new electricity generating capacity that need to be built relates to replacement of power plants that have reached the end of their useful lives. Utilities are required to take a long term view as a result of the long lead times, which supports the continuing rollout of planned new capacity.

Overall we look at the extreme volatility the fund has experienced and see it as providing opportunities to acquire holdings in companies hurt by indiscriminate selling. Given that we believe the long term outlook for alternative energy remains excellent, we are excited about the prospects for the fund. In the medium term we are looking for improvements in capital availability and a firming of energy prices to drive returns. In the long run, we are looking for the costs of alternative energy sources to be low enough to support a strong industry without subsidies and provide abundant cheap energy that does not rely on depleting fossil fuel reserves.

Tim Guinness  January 2009

The Funds invest in foreign securities which will involve political, economic and currency risks, greater volatility, and differences in accounting methods. The Funds are non-diversified meaning their assets may be concentrated in fewer individual holdings than diversified funds. Therefore, the Funds are more exposed to individual stock volatility than diversified funds. The Funds invest in smaller companies, which will involve additional risks such as limited liquidity and greater volatility.

The Wilderhill New Energy Global Innovation Index (NEX) is a modified dollar weighted index of publicly traded companies, which are active in renewable and low-carbon energy, and which stand to benefit from responses to climate change and energy security concern. The Wilderhill Clean Energy Index (ECO) is a modified equal dollar weighted index comprised of publicly traded companies whose businesses stand to benefit substantially from societal transition toward the use of cleaner energy and conservation. The MSCI World Energy Index is an unmanaged index composed of more than 1,400 stocks listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand, and the Far East. The S&P 500 Index is a broad based unmanaged index of 500 stocks, which is widely recognized as representative of the equity market in general. These indices are unmanaged, not available for investment and do not incur expenses.

Please refer to the Schedule of Investments for details on fund holdings. Current and future portfolio holdings are subject to risk.

Cash flow measures the cash generating capability of a company by adding non-cash charges (e.g. depreciation) and interest expense to pre-tax income.

The information provided herein represents the opinion of Guinness Atkinson Management for the period stated and is not intended to be a forecast of future events, a guarantee of future results, nor investment advice. Opinions, fund holdings and sector allocations are subject to change at any time and are not recommendations to buy or sell any security.

ALTERNATIVE ENERGY FUND

Growth of $10,000

  Average Annual Total Return
  Periods Ended December 31, 2008

One Year	Since Inception (03/31/06)
(66.05)%	(25.51)%

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original.

Total returns reflect a fee waiver in effect and in the absence of this waiver, the total returns would be lower. The Fund imposes a 2% redemption fee on shares held less than 30 days.

The Wilderhill New Energy Global Innovations Index (NEX) is a modified dollar weighted index of publicly traded companies, which are active in renewable and low-carbon energy, and which stand to benefit from responses to climate change and energy security concern. The Wilderhill Clean Energy Index (ECO) is a modified equal dollar weighted index comprised of publicly traded companies whose businesses stand to benefit substantially from societal transition toward the use of cleaner energy and conservation.

FUND HIGHLIGHTS at December 31, 2008
GUINNESS ATKINSON ALTERNATIVE ENERGY FUND

# of Holdings in Portfolio:	48
Portfolio Turnover:	94.8%
% of Stocks in Top 10:	38.4%
Fund Managers:
Timothy W.N. Guinness
Edward Guinness
Matthew Page

Top 10 Holdings (% of net assets)		Sector Breakdown (% of Investments)
SMA Solar Technology AG	4.3%	Solar	45.7%
JA Solar Holdings Co. Ltd.	4.1%	Wind	28.0%
Q-Cells AG	3.9%	Hydro	9.3%
Solarworld AG	3.9%	Efficiency	8.4%
Echelon Corporation	3.8%	Geothermal	6.0%
SunPower Corporation	3.8%	Biomass Energy	2.2%
Iberdrola Renovables	3.7%	Warrant	0.3%
Vestas Wind Systems A/S	3.7%	Biofuel	0.1%
Suntech Power Holdings Co. Ltd.	3.7%
First Solar, Inc.	3.5%
Country Breakdown (% of net assets)
United States	24.5%	Portugal	3.4%
Germany	18.2%	Austria	3.3%
China	11.0%	Norway	3.2%
Spain	7.9%	Australia	2.9%
France	6.2%	Brazil	2.9%
Canada	5.6%	Philippines	2.4%
Denmark	5.5%	Britain	1.2%
Belgium	3.5%

SCHEDULE OF INVESTMENTS
December 31, 2008

GUINNESS ATKINSON FUNDS - ALTERNATIVE ENERGY FUND

Shares	COMMON STOCKS: 100.8%	Value
Biofuel: 0.3%
25,000	Futurefuel Corporation*	$135,000
Biomass Energy: 2.3%
2,179,855	Novera Energy PLC*	1,070,996
Efficiency: 8.5%
146,000	Applied Intellectual Capital*	4,723
760,987	Carmanah Technologies Corporation*†	302,053
221,048	Echelon Corporation*	1,801,541
2,066,866	Tanfield Group PLC*	151,111
4,445,888	Thermal Energy International*†	198,075
488,561	VRB Power Systems, Inc.*^	—
1,200,000	VRB Power Systems, Inc. (Aquired August 7, 2007, cost $432,822)*(a)^	—
84,200	WFI Industries Ltd.	1,568,732
		4,026,235
Geothermal: 6.0%
351,369	Geodynamics Ltd.*	276,797
46,119	Ormat Technologies, Inc.	1,469,813
26,682,000	PNOC Energy Development Corporation	1,112,184
		2,858,794
Hydro: 9.5%
144,787	Boralex, Inc.*	885,493
293,900	Canadian Hydro Developers, Inc.*	709,455
98,047	Cia Energetica de Minas Gerais - ADR	1,347,166
33,200	Verbund - O E AG	1,535,089
		4,477,203
Solar: 45.7%
200,000	Daystar Technologies, Inc.*	188,000
12,000	First Solar, Inc.*	1,655,520
439,100	JA Solar Holdings Co., Ltd. - ADR*	1,918,867
55,900	LDK Solar Co., Ltd. - ADR*	733,408
80,180	MEMC Electronic Materials, Inc.*	1,144,970
49,750	Q-Cells AG*	1,859,796
222,400	Renesola, Ltd. - ADR*	980,784
156,890	Renewable Energy Corporation AS*	1,502,807
38,960	SMA Solar Technology AG*	2,050,265
572,000	Solar Integrated Technologies*	209,326
3,849	Solar Millennium*	63,371
108,723	Solar-Fabrik AG*	808,388
244,900	Solaria Energia Y Medio NPV*	672,790
82,354	Solarworld AG	1,843,084
58,220	SunPower Corporation*	1,772,217
147,811	Suntech Power Holdings Co., Ltd. - ADR*	1,729,389
87,800	Trina Solar, Ltd. - ADR*	815,662
14,760	Wacker Chemie AG	1,580,544
		21,529,188

The accompanying notes are an integral part of these financial statements.

Shares	COMMON STOCKS: 100.8% Continued	Value
Wind: 28.5%
416,367	Clipper Windpower PLC*	$431,041
2,181,900	Composite Technology Corporation*	589,113
40,120	EDF Energies Nouvelles SA*	1,421,304
232,800	EDP Renovaveis SA	1,628,276
72,482	Gamesa Corporation Tecnologica SA	1,321,579
202,100	Greentech Energy Systems*	880,577
999,000	Hansen Transmissions International*	1,654,815
397,800	Iberdrola Renovables*	1,734,268
166,980	Innergex Renewable Energy, Inc.*†	541,045
352,747	Theolia SA*	1,508,146
29,415	Vestas Wind Systems A/S*	1,730,977
		13,441,141
	Total Common Stocks (cost $98,409,817)	47,538,557
Warrants: 0.1%
25,000	Futurefuel Corporation*†	31,250
	Total Warrants (cost $30,750)	31,250
Convertible Bonds: 0.8%
277,500	SAG Solarstrom AG*†^	385,739
	Total Convertible Bonds (cost $382,326)	385,739
	Total Investments (cost $98,822,893): 101.7%	47,955,546
	Liabilities in Excess of Other Assets: (1.7)%	(810,615)
	Total Net Assets: 100.0%	$47,144,931

*  Non Income Producing

^  Fair value under direction of the Board of Trustees. Fair valued securities represents 0.82% of net assets.

†  Illiquid. Illiquid securities represents 3.09% of net assets.

(a)  Restricted Security. See Note 2.

ADR American Depository Receipt

The accompanying notes are an integral part of these financial statements.

ASIA FOCUS FUND for the period ended December 31, 2008

1.  Performance

AVERAGE ANNUALIZED TOTAL RETURNS

	1 Year (actual)	3 Years	5 Years	10 Years
Fund	-57.38%	-5.37%	2.41%	4.84%
Benchmark Index:
MSCI AC Far East Free Ex Japan	-50.39%	-3.52%	5.16%	5.44%
S&P 500	-36.99%	-8.35%	-2.19%	-1.38%

The Fund's gross expense ratio is 1.69% per the Prospectus dated April 30, 2008. Guinness Atkinson Asset Management has contractually agreed to waive a portion of its advisory fees so that the Fund's ratio of expenses to average daily net assets will not exceed 1.98% through at least June 30, 2009. To the extent that the Advisor waives fees it may seek repayment of a portion or all of such amounts at any time within the three fiscal years after the fiscal year in which such amounts were waived, subject to the applicable cap.

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the Funds may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting www.gafunds.com, or calling (800) 916-6566.

The Fund imposes a 2% redemption fee on shares held less than 30 days. Performance data quoted does not reflect the 2% redemption fee on shares held less than 30 days. Total Returns for prior periods reflect a fee waiver in effect and in the absence of this waiver, the total return would be lower.

2008 was a difficult year for investors all over the world, and Asia was no exception. Indonesia, Korea and Thailand were the worst performing markets over the year, each down between 54% and 57%. Malaysia was the best performing market, down 41%. The same factors that contributed to the good performance of the fund in the first half of the year, led to its underperformance in the second half, namely: overweight positions in commodities, materials, and dry bulk shipping.

Commodity prices and shipping rates fell, hurting our overweight positions in these areas. Shipping rates fell partly due to falling demand, but the effect was exacerbated by problems in the trade finance market: specifically, banks started to reject letters of credit from other banks, thereby undermining the system by which international trade is paid for. As trust returns to the banking sector, we believe that this problem will be resolved, and shipping rates should recover, though probably not back to the highs of last summer.

Exports across the region have also fallen, reflecting reduced demand for goods in the developed world. This has been felt most acutely in countries such as Taiwan which are particularly export-oriented – exports are over 70% of Taiwan's GDP and fell over 23% year on year in November.

Korea has been affected by the financial crisis in a similar way to the US and the UK: its consumers are over-borrowed, and banks and the government are in weak financial positions. They have announced US$78 billion of economic stimulus measures so far. The Korean Won fell 28% in 2008 which has done little to stem the slide in exports to which 40% of GDP is exposed.

The Asian economies have so far appeared better placed to weather the global down turn: they have high savings rates, relatively stable financial systems, and young populations. Given that the stimulus packages that are being put forward in the US and Europe are focused on helping boost domestic US and EU economies, Asian countries will have to use their assets to boost their own internal economies. This is just what they are doing. Indonesia, Thailand, Malaysia and others have all announced large-scale infrastructure spending and fiscal policies aimed at supporting growth and stimulating domestic demand. Malaysian stocks have not fallen as hard as other in the region, but stock market performances in Indonesia or Thailand have fared badly, with Indonesia performing better only than Korea.

ASIA FOCUS FUND

China remains the key to the region, being the largest economy, and the economy with the largest financial firepower with which to try to stimulate growth. The Chinese government have already announced a first stimulus package of 4 trillion yuan (around US$586 billion), and premier Wen Jiabao has made it clear that more funds will be mobilised if it appears that this is not enough. Indeed since the initial announcement, the government has already announced several further measures aimed at supporting the economy: liquidity has been increased, regulations have been altered to allow certain banks to lend more and the 3G mobile licenses have finally been awarded, spurring the need for more investment from telecom companies. Budgets for new large scale investment projects need to be approved by the National People's Congress, which is held in March. For this reason it seems likely that there will be an increasing number of projects and measures announced in the run-up to this date, so that they can be discussed and approved at the meeting.

2.  Portfolio Position

Our key overweight position is in energy (oil and coal). We are also slightly overweight in materials including steelmakers, metals (Copper, Nickel and Zinc) and in industrials which includes transportation. We are significantly underweight banking and insurance with exposure limited to a position in HSBC. We currently have no real estate holdings, and are underweight in Technology.

3.  Outlook

The coming few months will likely see worsening economic data coming through, as the full effects of the global economic crisis begin to be felt, and before any beneficial effects of the stimulus packages kick in. As the market adjusts its expectations of future growth, stock prices are likely to continue to be volatile.

We expect to see a moderate recovery in dry bulk rates as trade financing issues are resolved.

Asian economies by and large remain relatively well positioned coming into this crisis, with large foreign currency reserves, low levels of personal debt and stable financial systems. They can mitigate the destruction of the financial crisis through implementing infrastructure projects and fostering their domestic economies. We expect to see further policy measures introduced over the coming months. However, most Asian economies are not large enough to thrive without outside help, and without some recovery in the US, it is hard to see a broad-based Asian recovery in the near future.

ASIA FOCUS FUND

The key exception to this is China. China has both the largest economy and the largest financial reserves to bring to bear on the problem of reigniting its economy, and the government has made clear its intention to do just that. Chinese Premier Wen Jiabao recently made a statement to the effect that China would be the first country to rebound from the crisis; that economic data for December was better than expected; and that there were already signs of economic recovery. If these signs become clearer, and the market starts to believe that the Chinese economy can maintain growth at over 7-8%, then companies that are focused on domestic demand should fare well.

Edmund Harriss  January 2009

The Funds invest in foreign securities which will involve political, economic and currency risks, greater volatility, and differences in accounting methods. The Funds are non-diversified meaning their assets may be concentrated in fewer individual holdings than diversified funds. Therefore, the Funds are more exposed to individual stock volatility than diversified funds. The Funds invest in smaller companies, which will involve additional risks such as limited liquidity and greater volatility.

The MSCI All Country Far East Free ex-Japan Index (MSCI AC Far East Free ex-Japan Index) is a free float-adjusted, capitalization-weighted index that is designed to measure equity market performance in the Asia region excluding Japan. The Standard & Poor's 500 Index is a market-capitalization weighted index composed of 500 widely held common stocks of U.S. companies. The MSCI Asia Pacific ex-Japan Index is a free float-adjusted, capitalization-weighted index that is designed to measure equity market performance in the Pacific region including Japan. These indices are unmanaged, not available for investment and do not incur expenses.

Please refer to the Schedule of Investments for details on fund holdings. Current and future portfolio holdings are subject to risk.

The information provided herein represents the opinion of Guinness Atkinson Management for the period stated and is not intended to be a forecast of future events, a guarantee of future results, nor investment advice. Opinions, fund holdings and sector allocations are subject to change at any time are not recommendations to buy or sell any security.

ASIA FOCUS FUND

Growth of $10,000

  Average Annual Total Return
  Periods Ended December 31, 2008

One Year	Five Years	Ten Years
(57.38)%	2.41%	4.84%

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the Funds may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting www.gafunds.com.

Total returns reflect a fee waiver in effect and in the absence of this waiver, the total returns would be lower. The Fund imposes a 2% redemption fee on shares held less than 30 days.

The MSCI All Country Far East Free ex-Japan Index (MSCI AC Far East Free ex-Japan Index) is a free float-adjusted, capitalization-weighted index that is designed to measure equity market performance in the Asia region excluding Japan. The index referenced in this chart is not available for investment and does not incur expenses.

FUND HIGHLIGHTS at December 31, 2008
GUINNESS ATKINSON ASIA FOCUS FUND

# of Holdings in Portfolio:	44
Portfolio Turnover:	28.9%
% of Stocks in Top 10:	35.5%
Fund Managers:
Edmund Harriss
Timothy W.N. Guinness

Top 10 Holdings (% of net assets)
CNOOC Ltd.	4.3%	Dongfang Electrical Machinery Co. Ltd.	3.4%
Telekomunikasi Indonesia Tbk PT	3.8%	POSCO	3.4%
China Mobile Ltd.	3.6%	Angang Steel Co. Ltd.	3.4%
PTT Exploration & Production PCL	3.5%	PetroChina Co. Ltd.	3.3%
HSBC Holdings PLC	3.5%	KT&G Corporation	3.3%
Country Breakdown (% of net assets)
Hong Kong	24.0%	South Korea	8.5%
China	22.2%	Singapore	8.0%
Thailand	13.4%	Malaysia	6.6%
Taiwan	9.1%
Indonesia	8.5%
Sector Breakdown (% of Investments)
Oil & Gas	10.7%	Agricultural Operations	3.3%
Telecommunication Services	10.0%	Machinery-General Industry	3.0%
Transportation	9.3%	Auto-Cars/Light Trucks	3.0%
Steel-Producers	9.2%	Semiconductors	2.5%
Oil & Gas-Exploration & Production	6.4%	Distribution/Wholesale	2.5%
Coal	5.9%	Computers	2.1%
Electric-Generation	4.2%	Oil Refining & Marketing	1.8%
Metal Processors & Fabrications	3.9%	Non-Ferrous Metals	1.5%
Electronics	3.8%	Entertainment Software	1.1%
Telecommunications	3.6%	E-Commerce/Products	0.9%
Commercial Banks Non-US	3.5%	Food-Misc/Diversified	0.8%
Power Conversion/Supply Equipment	3.4%	Textile-Products	0.3%
Tobacco	3.3%

SCHEDULE OF INVESTMENTS
December 31, 2008

GUINNESS ATKINSON FUNDS - ASIA FOCUS FUND

Shares	COMMON STOCKS: 100.3%	Value
China: 22.2%
650,000	Angang Steel Co., Ltd.	$735,632
568,000	China Shipping Development Co.	572,382
296,000	Dongfang Electrical Machinery Co., Ltd.	747,214
562,000	Jiangxi Copper Co., Ltd.	417,645
14,000	Perfect World Co., Ltd. - ADR*	241,500
818,000	PetroChina Co., Ltd.	726,921
1,450,000	Shenzhen Expressway Co., Ltd.	509,480
4,200	Sohu.com Inc.*	198,828
914,800	Yanzhou Coal Mining Co., Ltd.	681,784
		4,831,386
Hong Kong: 24.0%
618,000	Chen Hsong Holdings	111,087
78,000	China Mobile, Ltd.	791,397
979,000	CNOOC, Ltd.	931,200
1,752,000	CNPC Hong Kong, Ltd.	548,984
2,094,000	Denway Motors, Ltd.	656,822
95,740	Esprit Holdings, Ltd.	545,565
76,000	HSBC Holdings PLC	754,238
253,000	Kingboard Chemical Holdings, Ltd.	458,602
794,000	Pacific Basin Shipping, Ltd.	365,508
1,071,000	Victory City International Holdings, Ltd.	71,009
		5,234,412
Indonesia: 8.5%
2,281,000	Bumi Resources Tbk PT	192,414
517,000	Indo Tambangray Megah PT	508,867
1,830,000	International Nickel Indonesia Tbk PT	333,186
1,286,000	Telekomunikasi Indonesia Tbk PT	821,910
		1,856,377
Malaysia: 6.6%
113,700	Digi.Com BHD	717,370
684,250	IOI Corportaion BHD	709,578
		1,426,948
Singapore: 8.0%
875,000	Ausgroup, Ltd.	129,473
479,000	Indofood Agri Resources, Ltd.*	178,146
242,000	Singapore Petroleum Co., Ltd.	383,612
366,650	Singapore Telecommunications, Ltd.	653,390
742,000	Straits Asia Resources, Ltd.	406,150
		1,750,771
South Korea: 8.5%
11,440	KT&G Corporation	723,621
2,450	POSCO	743,995
1,018	Samsung Electronics	371,152
		1,838,768

The accompanying notes are an integral part of these financial statements.

Shares	COMMON STOCKS: 100.3% Continued	Value
Taiwan: 9.1%
742,335	China Steel Corporation	$525,438
167,174	Shin Zu Shing Co., Ltd.	421,204
485,000	U-Ming Marine Transport Corporation	585,503
592,469	Wistron Corporation	452,716
		1,984,861
Thailand: 13.4%
199,500	Electricity Generating PCL	424,676
760,000	Glow Energy PCL	491,662
838,184	Mermaid Maritime PCL*	125,970
247,000	PTT Exploration & Production PCL	760,788
110,500	PTT PCL	555,995
1,141,000	Thoresen Thai Agencies PCL	551,144
		2,910,235
	Total Common Stocks (cost $36,372,461)	21,833,758
Rights: 0.0%
535,500	Victory City International Holdings, Ltd. Rights*	1,796
	Total Rights (cost $0)	1,796
	Total Investments (cost $36,372,461): 100.3%	21,835,554
	Liabilities in Excess of Other Assets: (0.3)%	(56,382)
	Total Net Assets: 100.0%	$21,779,172

*  Non-income producing security.

ADR  American Depository Receipt

The accompanying notes are an integral part of these financial statements.

SCHEDULE OF INVESTMENTS BY INDUSTRY
at December 31, 2008
GUINNESS ATKINSON ASIA FOCUS FUND

Industry	% of Net Assets
Telecommunication Services	13.7%
Oil & Gas	10.7
Transportation	9.3
Steel-Producers	9.2
Oil & Gas - Exploration & Production	6.4
Coal	5.9
Electric-Generation	4.2
Metal Processors & Fabrications	3.9
Electronics	3.8
Commercial Banks Non-US	3.5
Power Conversion/Supply Equipment	3.4
Tobacco	3.3
Agricultural Operations	3.3
Machinery - General Industry	3.1
Auto-Cars/Light Trucks	3.0
Semiconductors	2.6
Distribution/Wholesale	2.5
Computers	2.1
Oil Refining & Marketing	1.8
Non-Ferrous Metals	1.5
Entertainment Software	1.1
E-Commerce/Products	0.9
Food-Misc/Diversified	0.8
Textile-Products	0.3
Total Investments in Securities	100.3
Liabilities in Excess of Other Assets	(0.3)
Net Assets	100.0%

The accompanying notes are an integral part of these financial statements.

ASIA PACIFIC DIVIDEND FUND for the period ended December 31, 2008

1.  Performance

ANNUALIZED TOTAL RETURNS

	1 Year (actual)	2 Years	Since Inception March 31, 2006
Fund	-51.74%	-21.87%	-13.35%
Benchmark Index:
MSCI Pacific Ex Japan	-50.32%	-18.05%	-6.62%
S&P 500	-36.99%	-18.40%	-10.41%

The Fund's gross expense ratio is 2.09% per the Prospectus dated April 30, 2008. Guinness Atkinson Asset Management has contractually agreed to waive a portion of its advisory fees so that the Fund's ratio of expenses to average daily net assets will not exceed 1.98% through at least June 30, 2009. To the extent that the Advisor waives fees it may seek repayment of a portion or all of such amounts at any time within the three fiscal years after the fiscal year in which such amounts were waived, subject to the applicable cap.

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting www.gafunds.com, or calling (800) 916-6566.

The Fund imposes a 2% redemption fee on shares held less than 30 days. Performance data quoted does not reflect the 2% redemption fee on shares held less than 30 days. Total returns reflect a fee waiver in effect and in the absence of this waiver, the total returns would be lower.

2008 was a difficult year for investors all over the world, and Asia was no exception. Indonesia, Korea and Thailand were the worst performing markets over the year, each down between 54% and 57%. Malaysia was the best performing market, down 41%. The fund's positions in resources stocks, materials producers and the shipping companies that transport the required raw materials, that had all contributed positively in the first half of the year, underperformed in the second half. The fund finished the year slightly behind the benchmark index.

Commodity prices and shipping rates fell. Shipping rates fell partly due to falling demand, but the effect was exacerbated by problems in the trade finance market: specifically, banks started to reject letters of credit from other banks, thereby undermining the system by which international trade is paid for. As trust returns to the banking sector, we believe that this problem will be resolved, and shipping rates should recover, though probably not back to the highs of last summer. Current valuations are at exceptionally low levels, and we believe that the dry bulk companies that the fund owns are ones that are particularly well placed to weather the current down turn due to their strong financial positions, their relatively young fleets, and their specialisations: for example Pacific Basin operates in the small handymax and handysize markets where shipping capacity is relatively tight and likely to become tighter still as scrapping of old vessels increases.

Commodity prices fell as the economic crisis deepened and demand dried up. Exacerbating this was the fact that the falling price forced speculators who had made leveraged bets on the rising oil price to close out those bets, pushing the oil price down still faster and further. Although the outlook for commodities in general is poor, until there is a sustained global recovery, the outlook for thermal coal in particular is not quite so bleak: demand for thermal coal from China and India is likely to remain strong in spite of economic turmoil, and supply remains tight. On top of this, many companies have contracted prices for much of their coal for 2009 in advance, and so are less exposed to a fall-off in the spot price. Therefore we continue to believe that these companies offer good value, and that their dividends can be maintained at a good level.

ASIA PACIFIC DIVIDEND FUND

2.  Portfolio Position

Across the portfolio sector exposure is focused on coal, oil, refining and chemicals in the resources-related sectors; on certain consumer plays and mobile telecommunications. We have steered away from mid-stream industrials and from real estate where dividend payments across the region are low or are we believe likely to come under pressure. We also have a large underweight position in financial stocks relative to the index. Technology exposure is now limited to three companies in Taiwan which we consider to be leaders in their areas (notebook PC manufacture, testing services and IC drivers for displays).

3.  Outlook

The coming few months will likely see worsening economic data coming through, as the full effects of the global economic crisis begin to be felt, and before any beneficial effects of the stimulus packages kick in. As the market adjusts its expectations of future growth, stock prices are likely to continue to be volatile.

We expect to see a moderate recovery in dry bulk rates as trade financing issues are resolved.

Asian economies by and large remain relatively well positioned coming into this crisis, with large foreign currency reserves, low levels of personal debt and stable financial systems. They can mitigate the destructive forces of the financial crisis through implementing infrastructure projects and fostering their domestic economies. We expect to see further policy measures introduced over the coming months. However, most Asian economies are not large enough to thrive without outside help, and without some recovery in the US, it is hard to see a broad-based Asian recovery in the near future.

The key exception to this is China. China has both the largest economy and the largest financial reserves to bring to bear on the problem of reigniting its economy, and the government has made clear its intention to do just that. Chinese Premier Wen Jiabao recently made a statement to the effect that China would be the first country to rebound from the crisis; that economic data for December was better than expected; and that there were already signs of economic recovery. If these signs become clearer, and the market starts to believe that the Chinese economy can maintain growth at over 7-8%, then companies that are focused on domestic demand should fare well.

Given the above concerns, it seems likely that over the next twelve months many companies may look to reduce or suspend dividend payments. In this environment, focusing on companies that have had the discipline in the past to maintain dividend

ASIA PACIFIC DIVIDEND FUND

payments and focus on sustainable, organic growth is likely to be a good strategy. These companies are in relatively strong financial positions, so should not only be better placed to survive an economic downturn, but may even be able to benefit at the expense of their more leveraged peers. This remains the strategy of the fund.

Edmund Harriss  January 2009

The Funds invest in foreign securities which will involve political, economic and currency risks, greater volatility, and differences in accounting methods. The Funds are non-diversified meaning their assets may be concentrated in fewer individual holdings than diversified funds. Therefore, the Funds are more exposed to individual stock volatility than diversified funds. The Funds invest in smaller companies, which will involve additional risks such as limited liquidity and greater volatility.

The MSCI All Country Pacific Free ex-Japan Index (MSCI AC Pacific ex-Japan Index) is a free float-adjusted, capitalization-weighted index that is designed to measure equity market performance in the Pacific region including Japan. The Standard & Poor's 500 Index is a market-capitalization weighted index composed of 500 widely held common stocks of U.S. companies. These indices are unmanaged, not available for investment and do not incur expenses.

Please refer to the Schedule of Investments for details on fund holdings. Current and future portfolio holdings are subject to risk.

The information provided herein represents the opinion of Guinness Atkinson Management for the period stated and is not intended to be a forecast of future events, a guarantee of future results, nor investment advice. Opinions, fund holdings and sector allocations are subject to change at any time are not recommendations to buy or sell any security.

ASIA PACIFIC DIVIDEND FUND

Growth of $10,000

  Average Annual Total Return
  Periods Ended December 31, 2008

One Year	Since Inception (03/31/06)
(51.74)%	(13.35)%

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the Funds may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting www.gafunds.com.

Total returns reflect a fee waiver in effect and in the absence of this waiver, the total returns would be lower. The Fund imposes a 2% redemption fee on shares held less than 30 days.

The MSCI All Country Pacific Free ex-Japan Index (MSCI AC Pacific ex-Japan Index) is a free float-adjusted, capitalization-weighted index that is designed to measure equity market performance in the Pacific region including Japan.

FUND HIGHLIGHTS at December 31, 2008
GUINNESS ATKINSON ASIA PACIFIC DIVIDEND FUND

# of Holdings in Portfolio:	36
Portfolio Turnover:	48.0%
% of Stocks in Top 10:	32.2%
Fund Managers:
Edmund Harriss
Timothy W.N. Guinness

Top 10 Holdings (% of net assets)
POSCO	3.5%	PTT PCL	3.2%
Angang Steel Co. Ltd.	3.3%	Vtech Holdings, Ltd.	3.1%
Thoresen Thai Agencies	3.3%	Telekomunikasi Indonesia Tbk PT	3.1%
KT&G Corporation	3.3%	Glow Energy	3.1%
People's Food Holdings Ltd	3.2%	Digi.Com BHD	3.1%
Country Breakdown (% of net assets)
Hong Kong	21.4%	Australia	4.4%
China	15.5%	Indonesia	4.2%
Thailand	15.2%	Malaysia	3.1%
Taiwan	13.9%	New Zealand	2.9%
South Korea	9.5%	Philippines	2.8%
Singapore	8.5%
Sector Breakdown (% of Investments)
Telecommunication Services	14.9%	Food-Meat Products	3.2%
Commercial Banks Non-US	13.6%	Electric-Generation	3.0%
Steel-Producers	11.7%	Chemicals-Plastics	3.0%
Transportation	11.6%	Electric-Integrated	2.9%
Oil Comp-Integrated	6.0%	Semiconductors	2.9%
Oil Refining & Marketing	5.6%	Apparel Manufacturers	2.8%
Agricultural Chemicals	4.9%	Auto/Truck Parts & Equipment Replacement	2.7%
Coal	4.1%	Computers	2.2%
Tobacco	3.2%	Retail-Hair Salons	1.7%

SCHEDULE OF INVESTMENTS
December 31, 2008

GUINNESS ATKINSON FUNDS - ASIA PACIFIC DIVIDEND FUND

Shares	COMMON STOCKS: 101.4%	Value
Australia: 4.4%
72,194	Incitec Pivot Ltd.	$126,546
61,092	OneSteel Ltd.	105,643
		232,189
China: 15.5%
155,801	Angang Steel Co., Ltd.	176,327
154,000	China Shipping Development Co., Ltd.	155,188
349,000	People's Food Holdings Ltd.	169,209
176,000	PetroChina Co., Ltd.	156,404
214,000	Yanzhou Coal Mining Co., Ltd	159,490
		816,618
Hong Kong: 21.4%
121,500	BOC Hong Kong Holdings, Ltd.	139,068
23,000	CLP Holdings, Ltd.	156,371
26,500	Esprit Holdings, Ltd.	151,008
2,700	HSBC Holdings, PLC - ADR	131,409
146,000	Industrial and Commercial Bank of China (Asia), Ltd.	157,201
1,203,000	Modern Beauty Salon Holdings, Ltd.	90,414
296,300	Pacific Basin Shipping, Ltd.	136,398
39,000	Vtech Holdings Ltd.	165,220
		1,127,089
Indonesia: 4.2%
690,000	Bumi Resources Tbk PT	58,205
256,500	Telekomunikasi Indonesia Tbk PT	163,935
		222,140
Malaysia: 3.1%
25,600	Digi.Com BHD	161,519
New Zealand: 2.9%
45,001	New Zealand Refining Co., Ltd.	154,230
Philippines: 2.8%
9,250	Globe Telecom, Inc.	150,821
Singapore: 8.5%
88,000	Singapore Petroleum Co., Ltd.	139,495
87,000	Singapore Telecommunications Ltd.	155,039
17,000	United Overseas Bank Ltd.	153,629
		448,163
South Korea: 9.5%
5,410	KB Financial Group, Inc.*	144,748
2,720	KT&G Corporation	172,049
600	POSCO	182,203
		499,000

The accompanying notes are an integral part of these financial statements.

Shares	COMMON STOCKS: 101.4% Continued	Value
Taiwan: 13.9%
226,284	China Steel Corporation	$160,168
222,133	Compal Electronics, Inc.	117,442
114,400	Depo Auto Parts Industrial Co., Ltd	145,060
270,776	Greatek Electronics, Inc.	156,029
127,000	U-Ming Marine Transport Corporation	153,317
		732,016
Thailand: 15.2%
250,900	Glow Energy PCL	162,313
149,300	PTT Chemical PCL	136,293
32,900	PTT PCL	165,541
452,400	Thai Plastic & Chemical PCL	159,992
363,400	Thoresen Thai Agencies PCL	175,535
		799,674
	Total Common Stocks (cost $11,085,920)	5,343,459
	Total Investments (cost $11,085,920): 101.4%	5,343,459
	Liabilities in Excess of Other Assets: (1.4)%	(75,684)
	Total Net Assets: 100.0%	$5,267,775

*  Non-income producing security.

ADR  American Depository Receipt

The accompanying notes are an integral part of these financial statements.

SCHEDULE OF INVESTMENTS BY INDUSTRY
at December 31, 2008
GUINNESS ATKINSON ASIA PACIFIC DIVIDEND FUND

Industry	% of Net Assets
Telecommunication Services	15.1%
Commercial Banks Non-US	13.8
Steel-Producers	11.8
Transportation	11.8
Oil Comp-Integrated	6.1
Oil Refining & Marketing	5.6
Agricultural Chemicals	5.0
Coal	4.1
Tobacco	3.3
Food-Meat Products	3.2
Electric-Generation	3.1
Chemicals-Plastics	3.0
Electric-Integrated	3.0
Semiconductors	3.0
Apparel Manufacturers	2.9
Auto/Truck Parts & Equipment Replacement	2.7
Computers	2.2
Retail-Hair Salons	1.7
Total Investments in Securities	101.4
Liabilities in Excess of Other Assets	(1.4)
Net Assets	100.0%

The accompanying notes are an integral part of these financial statements.

CHINA & HONG KONG FUND for the period ended December 31, 2008

1.  Performance

AVERAGE ANNUALIZED TOTAL RETURNS

	1 Year (actual)	3 Years	5 Years	10 Years
Fund	-54.47%	1.62%	4.65%	7.91%
Benchmark Index:
Hang Seng Composite	-47.32%	3.97%	7.61%	N/A
Hang Seng	-46.04%	2.21%	6.30%	7.07%
S&P 500	-36.99%	-8.35%	-2.19%	-1.38%

The Fund's gross expense ratio is 1.44% per the Prospectus dated April 30, 2008. Guinness Atkinson Asset Management has contractually agreed to waive a portion of its advisory fees so that the Fund's ratio of expenses to average daily net assets will not exceed 1.98% through at least June 30, 2009. To the extent that the Advisor waives fees it may seek repayment of a portion or all of such amounts at any time within the three fiscal years after the fiscal year in which such amounts were waived, subject to the applicable cap.

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the Funds may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting www.gafunds.com, or calling (800) 916-6566.

The Fund imposes a 2% redemption fee on shares held less than 30 days. Performance data quoted does not reflect the 2% redemption fee on shares held less than 30 days. Total Returns for prior period reflect a fee waiver in effect and in the absence of this waiver, total returns would be lower.

2008 was a difficult year for investors all over the world. As credit markets seized up and major Wall Street banks went bankrupt or were bailed out by the government, investors sought to divest "risky" assets in favour of government bonds and cash. Chinese economic growth has held up reasonably well so far – full year 2008 estimates put GDP growth at around 9%. However the final quarter of 2008 saw both industrial production and external trade falling sharply. We expect economic data over the next few months to continue to be weak, before the stimulus measures start to bite and growth can recover.

The fund underperformed its benchmark over the year. The underperformance largely came in the second half of the year as commodity prices and shipping rates fell, hurting our overweight positions in dry bulk shipping and upstream commodity producers. Shipping rates fell partly due to falling demand, but the effect was exacerbated by problems in the trade finance market: specifically, banks started to reject letters of credit from other banks, thereby undermining the system by which international trade is paid for. As trust returns to the banking sector, we believe that this problem will be resolved, and shipping rates should recover, though probably not back to the highs of last summer. Exports too should recover to some extent, but not enough to drive the economy.

The markets fell in advance of the poor economic data, and may well recover in advance of a genuine turnaround in the economy. However for a real change in sentiment we do need to see an end to economic data that is worse than market expectations: this will likely come both with downward revisions in expectations and as the success of the stimulus measures is seen coming through in the economic data. Accordingly we will be closely monitoring both the economic data and analyst forecasts.

The Chinese government have already announced a first stimulus package of 4 trillion yuan (around US$586 billion), and premier Wen Jiabao has made it clear that more funds will be mobilised if it appears that this is not enough. Indeed since the initial announcement, the government has already announced several further measures aimed at supporting the economy: liquidity has been increased, regulations have been altered to allow certain banks to lend more and the 3G mobile licenses have finally been awarded, spurring the need for more investment from telecom companies. Budgets for new large scale investment projects need to be approved by the National People's Congress, which is held in March. For this reason it seems likely that there will be an increasing number of projects and measures announced in the run-up to this date, so that they can be discussed and approved at the meeting.

CHINA & HONG KONG FUND

2.  Portfolio Position

The portfolio is positioned to potentially benefit from China's current stance to promote domestic growth at a time when the export manufacturing sector is coming under pressure. As discussed above, this does not necessarily mean that we invest in companies that will benefit directly from the increased government spending, but instead on companies which should benefit from a broad recovery and which we believe give best value to shareholders. Currently main exposures in the portfolio are to the resources and materials sectors as well as transportation. At the end of the year the fund has a higher than usual cash position. In view of the poor economic data and volatile markets that we expect over the coming weeks, there could be opportunities to put this cash to work. We are looking for companies that have been most hurt by the downturn, but remain well run, operate in unregulated markets, and should benefit most from a recovery.

3.  Outlook & Strategy

The outlook for economic growth over the near term is poor: growth of below 5% is very possible in the first quarter. However the outlook for the full year is not so bleak, as the fiscal and policy measures put in place by the government start to take effect.

Total exports are likely to fall year on year, even if there is a recovery in global trade once trade finance problems recede. Net exports may however stay at last year's level as imports fall on lower domestic demand. If and when domestic demand recovers and imports recover, net exports could fall sharply. This would mean that the trade surplus would also fall.

Because of the likely weakness in the global economy and so in Chinese exports, growth will have to come from within China, and this has been the focus of the stimulus package. Infrastructure spending on roads and railways is important, but perhaps even more important for the private sector will be the measures to increase bank lending and revitalise the real estate sector. Property companies in particular could stand to benefit from the relaxation of regulations that previously stopped banks from lending to them. Loan growth rebounded strongly in November and December of last year, suggesting that these measures have met with some success so far.

The portfolio strategy has been to sell certain Hong Kong focused stocks, such as Hong Kong property developers and conglomerates, and to move towards companies operating in mainland China that should benefit most from the policy measures aimed at helping the domestic Chinese economy. These include certain mainland property developers and other consumer plays, as well upstream commodity and materials companies.

Edmund Harriss  January 2009

The Funds invest in foreign securities which will involve political, economic and currency risks, greater volatility, and differences in accounting methods. The Funds are non-diversified meaning their assets may be concentrated in fewer individual holdings than diversified funds. Therefore, the Funds are more exposed to individual stock volatility than diversified funds. The Funds invest in smaller companies, which will involve additional risks such as limited liquidity and greater volatility.

The Hang Seng Composite Index is a market-capitalization weighted index that comprises the top 200 companies listed on the Hong Kong Stock Exchange, based on the average market-capitalization for the past twelve months. The Hang Seng Composite Index commenced on January 3, 2000 and therefore does not have returns since the Fund's inception. The Hang Seng Index is a barometer of the Hong Kong Stock Market whose aggregate market capitalization accounts for about 70% of the total market-capitalization of the Stock Exchange of Hong Kong Limited. The Standard & Poor's 500 Index is a market-capitalization weighted index composed of 500 widely held common stocks of U.S. companies. These indices are unmanaged, not available for investment and do not incur expenses.

Please refer to the Schedule of Investments for details on fund holdings. Current and future portfolio holdings are subject to risk.

The information provided herein represents the opinion of Guinness Atkinson Management for the period stated and is not intended to be a forecast of future events, a guarantee of future results, nor investment advice. Opinions, fund holdings and sector allocations are subject to change at any time and are not recommendations to buy or sell any security.

CHINA & HONG KONG FUND

Growth of $10,000

  Average Annual Total Return
  Periods Ended December 31, 2008

One Year	Five Years	Ten Years
(54.47)%	4.65%	7.91%

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the Funds may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting www.gafunds.com.

Total returns reflect a fee waiver in effect and in the absence of this waiver, the total returns would be lower. The Fund imposes a 2% redemption fee on shares held less than 30 days.

The Hang Seng Composite Index is a market-capitalization weighted index that comprises the top 200 companies listed on the Hong Kong Stock Exchange, based on the average market capitalization for the past twelve months. The Fund changed its benchmark from the Hang Seng to the Hang Seng Composite Index to more accurately reflect the market sectors in which the Fund invests. The Hang Seng Composite Index commenced on 01/31/00. The index referenced in this chart is not available for investment and does not incur expenses.

FUND HIGHLIGHTS at December 31, 2008
Guinness Atkinson China & Hong Kong Fund

# of Holdings in Portfolio:	42
Portfolio Turnover:	26.6%
% of Stocks in Top 10:	43.7%
Fund Managers:
Edmund Harriss
Timothy W.N. Guinness

Top 10 Holdings (% of net assets)
China Mobile Ltd.	8.4%	Beijing Enterprise	3.6%
CNOOC Ltd.	5.9%	HSBC Holdings PLC	3.5%
PetroChina Co. Ltd.	4.9%	Soho China Limited	3.5%
Hang Seng Bank	4.0%	BYD Company Limited	3.2%
Yanzhou Coal Mining Co. Ltd.	3.6%	China Shipping Development Co.	3.1%
Country Breakdown (% of net assets)
Hong Kong	48.2%	United States	2.9%
China	35.0%	Singapore	0.0%
Sector Breakdown (% of Investments)
Commercial Banks Non-US	15.0%	Agricultural Operations	2.1%
Oil & Gas	14.3%	Solar	1.9%
Telecommunications	13.0%	Internet	1.8%
Transportation	7.2%	Metal Processors & Fabrication	1.6%
Coal	6.2%	Diversified Operations	1.5%
Real Estate	5.7%	Steel-Producers	1.4%
Industrials	4.2%	Electronics	1.4%
Batteries/Battery System	3.7%	E-Commerce/Products	1.1%
Power Conversion/Supply Equipment	3.4%	Entertainment Software	0.9%
Auto-Cars/Light Trucks	2.7%	Machinery-General Industry	0.6%
Auto/Truck Parts & Equipment-Replacement	2.6%	Textile-Products	0.3%
Computers	2.4%	Retail	0.2%
Investment Companies	2.3%	Retail Hair Salons	0.2%
Distribution/Wholesale	2.3%	Warrant	0.0%

SCHEDULE OF INVESTMENTS
December 31, 2008

GUINNESS ATKINSON FUNDS - CHINA & HONG KONG FUND

Shares	COMMON STOCKS: 84.1%	Value
Agricultural Operations: 1.8%
3,496,272	Chaoda Modern Agriculture	$2,246,738
Auto – Cars/Light Trucks: 2.4%
9,314,000	Denway Motors, Ltd.	2,921,510
Auto/Truck Parts & Equipment: 2.2%
1,428,800	Weichai Power Co., Ltd.	2,716,387
Batteries/Battery System: 3.2%
2,417,600	BYD Co., Ltd.	3,983,554
Coal: 5.3%
2,615,000	China Coal Energy Co.	2,113,324
5,953,200	Yanzhou Coal Mining Co., Ltd.	4,436,812
		6,550,136
Commercial Banks: 12.9%
2,577,000	BOC Hong Kong Holdings Ltd.	2,949,603
3,492,000	China Construction Bank Corporation	1,942,849
244,650	Dah Sing Financial Holdings Ltd.	629,344
377,000	Hang Seng Bank	4,977,381
433,900	HSBC Holdings PLC	4,306,104
188,400	Wing Hang Bank, Ltd.	1,095,945
		15,901,226
Computers: 2.1%
9,310,000	Lenovo Group, Ltd.	2,557,540
Distribution/Wholesale: 1.9%
421,571	Esprit Holdings, Ltd.	2,402,283
Diversified Operations: 1.3%
556,298	Wharf Holdings, Ltd.	1,539,920
E-Commerce/Products: 1.0%
25,400	Sohu.com Inc.*	1,202,436
Electronics: 1.2%
793,000	Kingboard Chemical Holdings, Ltd.	1,437,435
Entertainment Software: 0.7%
53,000	Perfect World Co., Ltd. - ADR*	914,250
Industrials: 3.6%
1,080,000	Beijing Enterprises Holdings	4,422,214
Internet: 1.6%
89,000	NetEase.com, Inc. - ADR*	1,966,900

The accompanying notes are an integral part of these financial statements.

Shares	COMMON STOCKS: 84.1% Continued	Value
Machinery – General Industry: 0.5%
3,510,000	Chen Hsong Holdings	$630,930
Metal – Processors & Fabrications: 1.4%
2,270,000	Jiangxi Copper Co., Ltd.	1,686,930
Oil & Gas: 12.3%
7,602,000	CNOOC Ltd.	7,230,832
6,210,000	CNPC Hong Kong, Ltd.	1,945,886
6,796,000	PetroChina Co., Ltd.	6,039,310
		15,216,028
Power Conversion/Supply Equipment: 2.9%
1,426,000	Dongfang Electrical Machinery Co., Ltd.	3,599,752
Real Estate: 4.9%
4,822,000	Midland Holdings, Ltd.	1,736,272
9,879,000	Soho China, Ltd.	4,276,381
		6,012,653
Retail: 0.3%
698,000	Glorious Sun Enterprises, Ltd.	172,616
2,560,000	Modern Beauty Salon Holdings, Ltd.	192,403
		365,019
Solar: 1.7%
236,800	Renesola, Ltd. - ADR*	1,044,288
107,700	Trina Solar, Ltd. - ADR*	1,000,533
		2,044,821
Steel Producers: 1.2%
1,341,000	Angang Steel Co., Ltd.	1,517,665
Telecommunications: 11.2%
1,018,000	China Mobile, Ltd.	10,328,743
819,000	Vtech Holdings, Ltd.	3,469,627
		13,798,370
Textiles: 0.3%
5,512,000	Victory City International Holdings, Ltd.	365,452
Transportation: 6.2%
3,852,000	China Shipping Development Co., Ltd.	3,881,715
4,240,000	Pacific Basin Shipping, Ltd.	1,951,830
5,204,000	Shenzhen Expressway Co., Ltd.	1,828,507
		7,662,052
	Total Common Stocks (cost $135,686,484)	103,662,201
Investment Companies: 2.0%
2,266,000	iShares FTSE/Xinhua A50 China Tracker*	2,444,293
	Total Investments Companies (cost $4,066,161)	2,444,293
Warrants: 0.0%
100	Surface Mount Technology Holdings, Ltd.*^†	—
	Total Warrants (cost $0)	—

The accompanying notes are an integral part of these financial statements.

Shares	COMMON STOCKS: 84.1% Continued	Value
Rights: 0.0%
2,756,000	Victory City International Holdings, Ltd. Rights	$9,246
	Total Rights (cost $0)	9,246
Par Value	SHORT TERM INVESTMENTS: 14.1%
Eurodollar Time Deposits
$17,436,082	State Street Bank and Trust Company, 0.01%, Due 01/02/2009	$17,436,082
	Total Short Term Investments (cost $17,436,082)	17,436,082
	Total Investments (cost $157,188,727): 100.2%	123,551,822
	Liabilities in Excess of Other Assets: (0.2)%	(237,268)
	Total Net Assets: 100.0%	$123,314,554

*  Non-income producing security.

^  Fair value under direction of the Board of Trustees. Fair valued securities represents 0.0% of net assets.

†  Illiquid. Illiquid securities represents 0.0% of net assets.

The accompanying notes are an integral part of these financial statements.

GLOBAL ENERGY FUND

1.  Performance

AVERAGE ANNUALIZED TOTAL RETURNS

	1 Year (actual)	Since Inception June 30, 2004
Fund	-48.56%	10.23%
Benchmark Index:
S&P 500	-36.99%	-3.16%
MSCI World Energy Index	-37.88%	8.81%

Source: Bloomberg

The Fund's gross expense ratio is 1.34% per the Prospectus dated April 30, 2008. Guinness Atkinson Asset Management has contractually agreed to waive a portion of its advisory fees so that the Fund's ratio of expenses to average daily net assets will not exceed 1.45% through at least June 30, 2008. To the extent that the Advisor waives fees it may seek repayment of a portion or all of such amounts at any time within the three fiscal years after the fiscal year in which such amounts were waived, subject to the applicable cap.

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting www.gafunds.com, or calling (800) 916-6566.

The Fund imposes a 2% redemption fee on shares held less than 30 days. Performance data quoted does not reflect the 2% redemption fee on shares held less than 30 days. Total Returns for prior period reflect a fee waiver in effect and in the absence of this waiver, total returns would be lower.

The collapse of Lehman Brothers and the broader financial crisis created a challenging trading environment for energy commodities and energy equities in the second half of 2008. The Global Energy Fund over the course of 2008 produced a total return of -48.56%. The Bloomberg BBOENRUS index which represents open-ended energy funds domiciled in the United States was down 54.27% over the year These can be compared to the MSCI World Energy Index which returned -37.88% and the S&P500 Index which returned -36.99%. This negative full-year return is despite a healthy positive return in the first half of the year, when the Global Energy Fund was up 17.98%, versus the MSCI World Energy Index up 9.52% and the S&P500 down 11.91%.

2.  Activity

We made a number of changes to the portfolio over the period. We had sold our half unit of Canadian Oil Sands Trust in December 2007 and we replaced it with Singapore Petroleum in January. Singapore Petroleum had scored consistently well on our screens and looked very cheap on price/earnings. At the same time we switched out of Sasol and into Halliburton. We had been looking for a good entry point into one of the large integrated oil service companies and Halliburton on 11x 2008 earnings looked very compelling versus its peers. Sasol performed well in the fourth quarter of 2007 and by selling it we reduced our emerging market exposure.

In February we sold two stocks from our research portfolio: Encore Oil and Imperial Energy, both of which had performed very well. We replaced these research positions with Kentz and Western Zagros. Kentz is a small oil services company which recently listed on the London AIM market with good exposure to the Middle East. Western Zagros is an independent exploration and production company with acreage in Kurdistan. The research portfolio currently comprises 6 stocks and makes up approximately 1% of the Fund.

GLOBAL ENERGY FUND

During April we reduced our exposure to Canadian oil sands by selling our holding in Suncor Energy. Suncor reached an all time high share price in April and had been a particularly strong beneficiary of the high oil price. In June we switched out of Whiting Petroleum and bought Swift Energy. Whiting had been one of our best performing stocks in 2008, and in switching into Swift, we replaced it with another US oil and gas exploration company but one which trades more cheaply on around 7x 2008 earnings. We also reduced our overweight position in nine integrated stocks and bought Marathon and Repsol, giving us the same overall exposure to integrated companies but diversified among two additional companies. Marathon and Repsol both have what we believe are increasingly promising international E&P portfolios, while also trading on attractive multiples.

We made no changes to the portfolio in July and August. In September we sold our 1/3 unit of Ensign as it had been one of the best performers in the fund and the stock had held its value well in the current climate. In September we also increased our positions in Addax Petroleum and Dragon Oil, moving them from research positions into 1/3 unit each. Addax is an E&P company with producing assets offshore Nigeria and useful exposure to Iraq and Dragon is an E&P company with producing assets in Turkmenistan.

During October we sold our holdings in Hercules Offshore and Unit Corporation and replaced them with a holding in Newfield Exploration. The switch into Newfield did not alter significantly the Fund's weighting in oil and gas (Hercules, Unit and Newfield are all predominantly gassy) but moved us into a company which has attractively priced onshore US assets, around three-quarters of which are natural gas. We also sold Plains Exploration and purchased another exploration and production (E&P) company, Noble Energy, in its place. Noble has a well-diversified asset base with oil, natural gas liquids and gas production in onshore and offshore US, offshore West Africa, North Sea and offshore Israel. Similar to Newfield, Noble looks cheap on expected value (EV)/reserves and on P/E ratios and has impressive free cash flow. In addition we repurchased a small position in Suncor Energy as part of a re-weighting of our oil sands exposure, reducing our Opti Canada holding in the process.

During November we sold our holding in Exxon and replaced it with a holding in CNOOC Ltd. Exxon had been one of the best performing stocks in the Fund in 2008, particularly in the period after the oil price peaked in July. We have held CNOOC in the past and are re-attracted to the stock by its depressed valuation and impressive oil production growth profile in offshore China over the next 1-3 years.

3.  Portfolio Position

The Portfolio at December 31st 2008 consisted of 34 core holdings comprising almost 99% of the portfolio (ignoring cash) and 6 "research" holdings in small cap stocks comprising in aggregate a little over 1%. Our 34 core holdings made up c.30 equal units in the fund. 25 were whole units, 6 were 0.67 of a unit, one was a half unit (Dragon Oil) and two were 0.33 of a unit (Addax Petroleum and Suncor).

The invested Fund at 31 December 2008 was on a Price Earnings Ratio (2008) of 5.0x (6.0x 2007) with a median PER (2008) of stocks held of 6.0x. By comparison the S&P 500 Index at 903.25 was on a PER of 14.6x (2008), based on S&P 500 operating earnings per share estimates of $61.80 for 2008.

The better performing holdings over the year were Chevron, Occidental, Apache, Encana, and Total. It is worth mentioning that the best performing stock of all by some way was Exxon, which we held all year until November. The worst performing holdings were Opti Canada, Helix, Singapore Petroleum, OMV and Transocean. All of this, though, needs to be put into context: 16 of our 'core' holdings were down over 50% and our best performing stock (Chevron) was down 20.7%.

GLOBAL ENERGY FUND

The Sector and Geographic weightings of the portfolio (ignoring cash) at 31st December were as follows:

Sector Breakdown
	31 Dec 2007	31 Dec 2008
Integrated	42.4	45.9
E&P/Refining	4.8	—
Sub Total Integrated	47.2	45.9
Emerging Markets	10.5	8.0
Sub Total Emerging Markets	10.5	8.0
E&P Oil Sands	13.9	10.9
E&P	15.5	18.7
Sub Total E&P	29.4	29.6
Oil Services & Equipment	10.6	11.7
Refining	—	2.5
Coal	2.3	2.3
Total	100.0	100.0
Geographic Breakdown
	31 Dec 2007	31 Dec 2008
US	48.2	46.4
Canada	18.9	16.2
UK	8.2	7.1
Latin America	5.7	4.1
Europe	14.3	17.8
China	0.3	3.8
South Africa	3.9	—
Other	0.5	4.6
	100.0	100.0

4.  Market Background

2008 was a year of large swings in the oil price. Having ended 2007 at $96 it fell back below $90 in January before rallying strongly to move through $100 for the first time in February. It then surged higher, and breached $110 in March, $130 in May and ended June at exactly $140. It peaked at $145.29 in early July. If the run-up seemed sharp, it was nothing compared to the fall which followed. By mid-September oil was back below $100, by mid-October it was below $70, and by the year-end had touched $31. It closed the year at $44.60.

The reasons for the run-up in the first half of the year are not as mysterious as many commentators claimed. The oil market has always been one where significant short term moves can occur when supply falls short of demand even by quite small amounts. We saw disruptions to Nigerian supply, a decline in Russian production, and no meaningful production increases from OPEC, despite the Jeddah summit in June. On the demand side, short-term demand was dented in OECD countries but there was no real sign of demand destruction in the developing world. Added to this the IEA's Medium Term Outlook at the beginning of

GLOBAL ENERGY FUND

July confirmed the market's suspicions that meaningful non-OPEC supply growth is still some way off, if possible at all. We also saw large flows by institutional investors into commodity funds or commodity index strategies for diversification and speculative reasons (the Michael Masters testimony to US senate publicized and attempted to quantify this), speculative demand fuelled by a renewed fear of a US or Israeli strike on Iran's nuclear facilities, a weak dollar and the animal spirits of commercial traders in oil companies and their customers.

How quickly the picture changed. The demise/nationalization of various financial institutions led by the collapse of Lehman Brothers on September 15th caused a severe tightening of credit and sent markets spinning. The oil price went into freefall, as all 'risky' assets were exchanged for government bonds and cash. As the extent of the crisis unfolded, forecasts for oil demand were heavily marked down: the June IEA Oil Market Report forecast demand growth of 800,000 barrels per day in 2008 while six months later this had turned into a forecast contraction of 200,000 barrels per day. The US gasoline consumption data from Mastercard was equally telling: from February onwards, each month in 2008 showed a year-on-year drop in demand, with October down 7.6%.

As has been shown in the past, when demand falls away in this fashion the oil market is entirely reliant on OPEC for support. I think history will judge them to have reacted quite sensibly from their point of view. They met four times between September and Christmas, with two meetings producing significant cuts. The headline number was the 4.2m barrel/day cut from September production levels announced at the December meeting. By our estimates, they will need to cut again in the first quarter of 2009 and when these cuts begin to show up in the OECD stocks, perhaps in May/June, we could reasonably expect to have a robust floor to the oil price. We are modeling a fall in OECD oil demand of around 5m barrels/day from the high, of which we have already seen around 2m barrels in the2006-8 period.

The gas price (Henry Hub) averaged $8.89 over the year, up considerably from an average of $6.91 in 2007. However, as with the oil price and indeed the energy equities, it was a year of two halves. The gas price opened the year at $7.16 and moved up 84% over the first six months of the year to $13.18 on June 30th. This was driven by lower LNG imports into the US (0.9 Bcf/day over the period versus 2.6 Bcf in 2007), and a big move up in US coal prices (the Central Appalachian coal spot price jumped from $55.50 at the end of December 2007 to $133.50 at the end of June). However, what the market had chosen to overlook was that US domestic natural gas production was up 8% year-on-year, and this oversupply weighed heavily on the price in the second half of the year. By the middle of July the price was back below $10, by September it was below $7.50, and it ended the year at $5.63. Onshore production continued to grow considerably, with the October production number up over 10% year-on-year and even allowing for major hurricane-related shut-ins in the Gulf of Mexico, Texas and Louisiana in September and October, overall US domestic production to the end of October was up 5.9% year-on-year. Added to the burgeoning supply was the prospect of recession-led demand destruction as the financial crisis unfolded: our analysis of previous recessions leads us to think that a 10% overall decline in US gas demand (predominantly from industrial) is perfectly feasible and this could weaken the gas price further. However, widespread cuts to exploration and production company capital spending budgets for 2009 are reducing the gas drilling rig count from its 1,600 peak and 800-1000 could be reached by May which could lower supply by 3 Bcf/day by September 2009.

5.  Outlook

How long and deep the current recession turns out to be is still unclear. We incline to the view that the recapitalisation of our banks that has now occurred and the sizeable fiscal and government spending stimuli are large enough to do the job of preventing a depressionary spiral. We expect the recession to be the deepest since the war and to have its nadir around Q3 2009. It may yo-yo between a PER in the 12-14x range (fearing the single digits of 1929 and 1974) and the 18-20x range of past non-inflationary recessions (1957, 1991 and 2001).

As for energy equities our view is that they remain a great store of value and potential for above average returns as the oil price is first stabilized above a $30-$40 floor and then recovers to the long term level sought by OPEC ($60 - $80) and finally in perhaps three years' time resumes its rise to the level that should match dwindling supply and relentless demand from developing economies. We find it much easier to see how energy equities on a PER of 6-7X 2007 earnings when oil was $72 and gas $6.90 can double or more than how the broad market (at 900) can rise 50% to 1350.

We recognise there are risks. OPEC may fail to stabilise the price and then bring it back to the $60 – $80 level. The US natural gas market may not rebalance as fast as we hope. But we keep coming back to one key proposition: oil and gas are running out and

GLOBAL ENERGY FUND

it does seem reasonable to believe that before they do run out they would trade at much higher prices than we have yet seen and shareholders in companies that are part of that world would be duly rewarded.

Overall, the Fund continues to seek to be well placed to benefit from the oil price environment described above and to enable investors to potentially benefit from a recovery in energy markets when it comes.

Tim Guinness    January 2009

The Funds invest in foreign securities which will involve political, economic and currency risks, greater volatility, and differences in accounting methods. The Funds are non-diversified meaning their assets may be concentrated in fewer individual holdings than diversified funds. Therefore, the Funds are more exposed to individual stock volatility than diversified funds. The Funds invest in smaller companies, which will involve additional risks such as limited liquidity and greater volatility.

The MSCI World Index is an unmanaged index composed of more than 1,400 stocks listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand and the Far East. The S&P500 Index is a broad based unmanaged index of 500 stocks, which is widely recognized as representative of the equity market in general. These indices are unmanaged, not available for investment and do not incur expenses.

PER – Price to Earnings ratio is calculated by dividing current price of the stock by the company's trailing months' earnings per share. Cash flow measures the cash generating capability of a company by adding non-cash charges (e.g. depreciation) and interest expense to pretax income.

Please refer to the Schedule of Investments for details on fund holdings. Current and future portfolio holdings are subject to risk.

The information provided herein represents the opinion of Guinness Atkinson Management for the period stated and is not intended to be a forecast of future events, a guarantee of future results, nor investment advice. Opinions, fund holdings and sector allocations are subject to change at any time and are not recommendations to buy or sell any security.

GLOBAL ENERGY FUND

Growth of $10,000

  Average Annual Total Return
  Periods Ended December 31, 2008

One Year	Since Inception (06/30/04)
(48.56)%	10.23%

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original.

Total returns reflect a fee waiver in effect and in the absence of this waiver, the total returns would be lower. The Fund imposes a 2% redemption fee on shares held less than 30 days.

The MSCI World Index is an unmanaged index composed of more than 1,400 stocks listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand and the Far East.

The S&P 500 Index is a broad based unmanaged index of 500 stocks, which is widely recognized as representative of the equity market in general. These indices are unmanaged, not available for investment and do not incur expenses.

FUND HIGHLIGHTS at December 31, 2008
GUINNESS ATKINSON GLOBAL ENERGY FUND

# of Holdings in Portfolio:	40
Portfolio Turnover:	74.9%
% of Stocks in Top 10:	37.7%
Fund Managers:
Timothy W.N. Guinness
Edmund Harriss

Top 10 Holdings (% of net assets)
Petroleo Brasileiro SA	4.1%	Marathon Oil Corporation	3.7%
Hess Corporation	4.1%	CNOOC Ltd.	3.7%
Occidental Petroleum Corp	3.8%	Repsol YPF SA	3.6%
Halliburton Co	3.8%	Statoil ASA	3.6%
OMV AG	3.8%	Nexen Inc	3.5%
Country Breakdown (% of net assets)
United States	46.6%	Norway	3.6%
Canada	16.2%	Italy	3.5%
Brazil	4.1%	France	3.5%
Britain	3.8%	Netherlands	3.4%
Austria	3.8%	Singapore	2.5%
Hong Kong	3.7%	Ireland	2.0%
Spain	3.6%	China	0.2%
Sector Breakdown (% of Investments)
Oil/Integrated	54.5%	Oil Refining & Marketing	2.5%
Oil & Gas-Exploration & Production	23.6%	Coal	2.3%
Oil & Gas-Field Services	6.6%	Machinery-General Industry	0.2%
Oil Composition-Exploration & Production	5.2%
Oil & Gas-Drilling	5.1%

SCHEDULE OF INVESTMENTS
December 31, 2008

GUINNESS ATKINSON FUNDS - GLOBAL ENERGY FUND

Shares	COMMON STOCKS: 100.5%	Value
Coal: 2.3%
30,330	Peabody Energy Corporation	$690,008
Machinery – General Industry: 0.2%
914,780	Shandong Molong Petroleum Machinery Co., Ltd.	48,642
Oil & Gas – Drilling: 5.2%
61,670	Patterson-UTI Energy, Inc.	709,821
17,991	Transocean, Inc.*	850,075
		1,559,896
Oil & Gas – Exploration & Production: 24.0%
99,000	Afren PLC*	37,418
19,170	Anadarko Petroleum Corporation	739,003
9,709	Apache Corporation	723,612
1,169,000	CNOOC Ltd.	1,111,924
91,089	Coastal Energy Co.*	109,941
252,959	Dragon Oil PLC*	589,248
14,936	EnCana Corporation	689,149
5,960	Grey Wolf Exploration, Inc.*	2,438
33,186	Newfield Exploration Co.*	655,424
60,730	Nexen, Inc.	1,055,211
117,198	OPTI Canada, Inc.*	170,884
23,620	Pioneer Natural Resources Co.	382,172
56,400	Swift Energy Co.*	948,084
62,740	WesternZagros Resources Ltd.*	30,493
		7,245,001
Oil & Gas – Field Services: 6.6%
62,500	Halliburton Co.	1,136,250
99,880	Helix Energy Solutions Group Inc.*	723,131
84,900	Kentz Corporation	125,346
		1,984,727
Oil Composition – Exploration & Production: 4.9%
26,600	Addax Petroleum Corporation	454,430
20,935	Noble Energy	1,030,421
		1,484,851
Oil Refining & Marketing: 2.5%
486,000	Singapore Petroleum Co., Ltd.	770,395

The accompanying notes are an integral part of these financial statements.

Shares	COMMON STOCKS: 100.5% Continued	Value
Oil/Integrated: 54.8%
128,285	BP PLC	$990,286
12,826	Chevron Corporation	948,739
19,628	Conoco Phillips	1,016,730
43,600	Eni SPA	1,049,175
23,043	Hess Corporation	1,236,027
31,307	Imperial Oil, Ltd.	1,039,509
41,100	Marathon Oil Corporation	1,124,496
19,208	Occidental Petroleum Corporation	1,152,288
42,733	OMV AG	1,135,479
46,230	Petro-Canada	1,000,620
60,660	Petroleo Brasileiro SA - ADR	1,238,071
51,000	Repsol YPF SA	1,088,860
38,771	Royal Dutch Shell PLC	1,025,090
64,550	Statoil ASA	1,079,584
17,950	Suncor Energy, Inc.	344,896
19,000	Total SA*	1,044,605
		16,514,455
	Total Common Stocks (cost $43,143,509)	30,297,975
	Total Investments (cost $43,143,509): 100.5%	30,297,975
	Liabilities in Excess of Other Assets: (0.5)%	(141,790)
	Total Net Assets: 100.0%	$30,156,185

*  Non-income producing security.

ADR  American Depository Receipt

The accompanying notes are an integral part of these financial statements.

GLOBAL INNOVATORS FUND

1.  Performance

AVERAGE ANNUALISED TOTAL RETURNS

	1 Year	3 Years	5 Years	10 Years	Since Inception December 15, 1998
Fund	-45.42%	-7.73%	-0.53%	-0.96%	0.13%
Benchmark Indices
S&P 500	-36.99%	-8.35%	-2.19%	-1.38%	-0.82%
NASDAQ	-39.98%	-9.81%	-3.95%	-2.71%	-1.86%

The Fund's gross expense ratio is 1.38% per the Prospectus dated April 30, 2008. Guinness Atkinson Asset Management has contractually agreed to waive a portion of its advisory fees so that the Fund's ratio of expenses to average daily net assets will not exceed 1.44% through at least June 30, 2009. To the extent that the Advisor waives fees it may seek repayment of a portion or all of such amounts at any time within the three fiscal years after the fiscal year in which such amounts were waived, subject to the applicable cap.

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the Funds may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting www.gafunds.com, or calling (800) 916-6566.

The Fund imposes a 2% redemption fee on shares held less than 30 days. Performance data quoted does not reflect the 2% redemption fee on shares held less than 30 days. Total returns for prior period reflect a fee waiver in effect and in the absence of this waiver; the total returns would be lower.

The Global Innovators Fund over the course of 2008 produced a total return of -45.42%.

This table sets out the comparative returns in discrete years since launch

	2008	2007	2006	2005	2004	2003	2002	2001	2000	1999
FUND	-45.42%	20.58%	18.76%	11.82%	10.89%	35.97%	-31.13%	-29.05%	-16.78%	68.68%
Benchmark indices
S&P500	-36.99%	5.49%	15.79%	4.91%	10.87%	28.67%	-22.09%	-11.88%	-9.10%	21.04%
Fund	below	above	above	above	above	above	below	below	below	above
NASDAQ	-39.98%	10.65%	10.39%	2.12%	9.15%	50.77%	-31.23%	-20.8%	-39.18%	86.12%
Fund	below	above	above	above	above	below	above	below	above	below

As these tables show in 2008 the fund underperformed both the S&P500 and the NASDAQ for the first time in 5 years, it having outperformed both indices in each of the previous four years. The fund remains however ahead of these indices over 3,5 and 10 years and since launch.

The best performing stock in the portfolio was Netflix (up 12%). Sectors that performed badly were the Financial and IT Hardware sectors. The Financial sector where the fund unfortunately held AIG, Citibank and State Street, has been hit particularly hard due to the bursting of the subprime mortgage bubble and the associated write-downs, emergency capital raisings and government intervention. Clearly the effects of tight credit conditions have been felt across all industries. Those sectors that have significant short term capital requirements have been particularly affected and that is reflected by the poor performance of the IT Hardware sector.

2  Portfolio Construction and Activity

In the first half of the year we did not add any new positions to the fund.

In the third quarter we sold our positions in Cemex and Cable and Wireless and added positions in Wind River and Nucor.

In the fourth quarter we did not add any new positions to the fund.

GLOBAL INNOVATORS FUND

The sector allocations for the last seven years are shown below:

Sector	31 Dec 2008	31 Dec 2007	29 Dec 2006	31 Dec 2005	31 Dec 2004	31 Dec 2003	31 Dec 2002	2008 vs 2007
I T Hardware	21.3	20.7	14.5	21.2	16.8	15.9	11.8	+
I T Software	17.3	12.7	12.1	13.4	14.8	13.3	13.6	+
I T Internet	14.9	11.1	10.4	0.0	0.0	3.5	9.2	+
Telecommunications	13.6	15.9	17.0	14.2	14.4	17.8	15.3	—
Energy	7.4	7.3	7.0	3.9	—	—	—	=
Financial	7.1	13.7	11.5	7.8	10.0	13.3	13.2	—
Retail	7.0	7.5	7.1	7.8	4.0	3.5	3.9	=
Media/Entertainment	4.0	4.3	7.5	12.8	15.1	12.3	12.5	—
Consumer	3.7	3.6	4.1	4.1	7.9	3.7	2.9	=
Basic Materials	3.7	3.2	7.0	8.3	10.0	2.9	2.5	+
Services	—	—	—	4.3	5.5	7.8	11.0	=
Healthcare	—	—	1.8	2.2	1.0	4.9	4.3	=
	100	100	100	100	99.5	98.9	100.3

Note: = means change less than 1%; — or ++ means change over 5%.

At the end of the year the portfolio had 30 holdings.

3  Outlook & Strategy

The outlook for 2009 is uncertain. We expect to see more bad economic data come through during the first half of 2009 reflecting the strain that tight credit conditions have put on the wider economy over the fourth quarter of 2008 and first quarter of 2009. The US government's attempt to reduce the cost of short term lending from the high of the fourth quarter 2008 back to historical averages does seem to be working. A significant question looms over consumer spending but it is clear that President Obama is pushing hard for a significant economic stimulus package which could help. Confidence in the banking sector needs to be improved and uncertainty is likely to remain until we start to see improvements in the housing market or the subprime mortgage backed securities are removed from banks' balance sheets.

Clearly the turmoil of 2008 has depressed the valuations of a number of high quality companies and we will look to take advantage of that. Innovation will continue to be a key theme for the foreseeable future. Although perhaps over the last few years a significant proportion of the emphasis in innovation has been on new break through products and services, in 2009 it is likely that innovation will play a more significant role in companies analyzing their business models and reinventing processes to cut costs and make their businesses leaner and more efficient.

In 2008 Wired Magazine stopped updating the Wired 40 list of the most innovative companies. We have therefore been looking for alternative ways to generate additional ideas of stocks to be added to the investment universe each year. Going forward we intend to rely on a variety of sources for ideas. Using these sources stocks will then be added to the universe at the manager's discretion. We would expect to add anywhere from 5 to 20 stocks each year which is essentially inline with the number of new stocks that were generated from the annual update of the Wired 40.

The PER of the fund at the year end was 9.5X (2008) compared with the S&P 500's PER of 13.1X. Earnings for 2009 are currently uncertain and earnings growth is likely to be lower than previous years. In addition according to our Holt discounted cashflow metric, the funds holdings were on average undervalued against the market by some 25% (33% upside). Our objective continues to be to out perform both the S&P500 index and the NASDAQ index.

GLOBAL INNOVATORS FUND

To achieve this we continue to seek attractive investment opportunities among companies that have once been in the Wired Index and thus that exhibit New Economy characteristics plus those we are now adding each year that we have identified as exhibiting strong innovation characteristics. Our multi-factor screening process applied to this universe to select the best 30 or so ideas and a deliberately low turnover forms the basis of our investment approach. The four criteria in our screening process are: (a) value, meaning a disciplined quantitative methodology used to rank all companies on similar basis projecting their internal cash flows using consensus forecast and historic trend data and applying a common overall market determined discount rate to imply fair value and compare this to actual price); (b) business quality (quantitatively ranking companies for the attractiveness of their return on capital metrics); (c) improving results (1 and 3 month earnings estimates revisions); and (d) good recent market price performance (looking particularly for above trend momentum and rising volatility). Also top down "thematic" judgements will be used in the process of evaluating potential Fund purchases.

Whilst outlook for equity markets remains uncertain we are in the camp that believes the current recession will be deep but should nonetheless trough in Q3 2009 by which time US housing starts ( in our view a key indicator as well as a driver in its own right) should have started recovering. This is based on our own quantitative modelling when the inventory of unsold new housing in the US will reach historic "trough" levels. Typically equity markets pick up once housing starts begin to recover though unemployment usually continues to rise for a considerable time.

Thus whilst we have modest expectations for your fund over the first half of the year we are optimistic that the second half could see a good recovery and believe that the type of companies we hold should be major participants in it..

Tim Guinness  January 2009

The Funds invest in foreign securities which will involve political, economic and currency risks, greater volatility, and differences in accounting methods. The Funds are non-diversified meaning their assets may be concentrated in fewer individual holdings than diversified funds. Therefore, the Funds are more exposed to individual stock volatility than diversified funds. The Funds invest in smaller companies, which will involve additional risks such as limited liquidity and greater volatility.

The S&P500 Index is a broad based unmanaged index of 500 stocks, which is widely recognized as representative of the equity market in general. The NASDAQ Composite Index is a market capitalization weighted index that is designed to represent the performance of the National Market System which includes over 5,000 stocks traded only over-the-counter and not on an exchange. These indices are unmanaged, not available for investment and do not incur expenses.

PER – Price to Earnings ratio is calculated by dividing current price of the stock by the company's trailing months' earnings per share. Cash flow measures the cash generating capability of a company by adding non-cash charges (e.g. depreciation) and interest expense to pre-tax income.

Please refer to the Schedule of Investments for details on fund holdings. Current and future portfolio holdings are subject to risk.

The information provided herein represents the opinion of Guinness Atkinson Management for the period stated and is not intended to be a forecast of future events, a guarantee of future results, nor investment advice. Opinions, fund holdings and sector allocations are subject to change at any time and are not recommendations to buy or sell any security.

GLOBAL INNOVATORS FUND

Growth of $10,000

  Average Annual Total Return
  Periods Ended December 31, 2008

One Year	Five Years	Ten Years
(45.42)%	(0.53)%	(0.96)%

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the Funds may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting www.gafunds.com.

Total returns reflect a fee waiver in effect and in the absence of this waiver, the total returns would be lower. The Fund imposes a 2% redemption fee on shares held less than 30 days.

The Standard & Poor's 500 Index is an unmanaged index which is widely regarded as the standard for measuring large cap U.S. Stock market performance. The NASDAQ Composite Index is a market capitalization weighted index that is designed to represent the performance of the National Market System which includes over 5,000 stocks traded only over-the-counter and not on an exchange. The indices referenced in this chart are not available for investment and do not incur expenses.

FUND HIGHLIGHTS at December 31, 2008
GUINNESS ATKINSON GLOBAL INNOVATORS FUND

# of Holdings in Portfolio:	30
Portfolio Turnover:	36.5%
% of Stocks in Top 10:	38.8%
Fund Managers:
Timothy W.N. Guinness
Edmund Harriss

Top 10 Holdings (% of net assets)
Qwest Communications International Inc	4.2%	Wind River Systems, Inc.	3.8%
Parametric Technology Corp	4.0%	NetFlix Inc	3.8%
TD Ameritrade Holding Corporation	3.9%	Schlumberger Ltd	3.8%
Sony Corporation	3.9%	L-3 Communications Holdings Inc	3.8%
Oracle Corp	3.9%	Samsung Electronics	3.7%
Country Breakdown (% of net assets)
United States	71.2%	Taiwan	3.6%
Japan	7.5%	Israel	3.5%
Britain	5.5%	Finland	3.5%
South Korea	3.7%
Sector Breakdown (% of Investments)
E-Commerce/Products	14.3%	Computer Software	3.9%
Prepackaged Software	13.4%	Aerospace/Defense	3.8%
Commerical Banks	10.6%	Steel-Producers	3.8%
Semiconductors	10.6%	Automobile Manufacturers	3.7%
Oil & Gas Producers	7.4%	Variety Store	3.6%
Electronics	7.3%	Telecommunication Equipment	3.5%
Telecommunications	6.3%	Computers	3.4%
Audio/Video Products	4.0%	Multi-line Insurance	0.4%

SCHEDULE OF INVESTMENTS IN SECURITIES
at December 31, 2008

GUINNESS ATKINSON GLOBAL INNOVATORS FUND

Shares	COMMON STOCKS: 98.5%	Value
Aerospace/Defense: 3.8%
15,150	L-3 Communications Holdings, Inc.	$1,117,767
Audio/Video Products: 3.9%
52,668	Sony Corporation - ADR	1,151,849
Automobile Manufacturers: 3.6%
25,440	Honda Motor Company - ADR	542,890
7,960	Toyota Motor Corporation - ADR	520,902
		1,063,792
Commerical Banks: 10.5%
137,850	Citigroup, Inc.	924,973
25,984	State Street Corporation	1,021,951
81,250	TD Ameritrade Holding Corporation*	1,157,813
		3,104,737
Computer Software: 3.8%
125,620	Wind River Systems, Inc.*	1,134,349
Computers: 3.4%
3,660,000	Lenovo Group, Ltd.	996,439
E-Commerce/Products: 14.1%
19,630	Amazon.Com, Inc.*	1,006,626
69,270	eBay, Inc.*	967,009
142,220	Infospace, Inc.	1,073,761
37,920	NetFlix, Inc.*	1,133,429
		4,180,825
Electronics: 7.2%
53,830	Garmin, Ltd.	1,031,921
6,270	Samsung Electronics Co., Ltd. - GDR	1,097,250
		2,129,171
Multi-line Insurance: 0.4%
81,665	American International Group, Inc.	128,214
Oil & Gas Producers: 7.3%
22,290	BP PLC - ADR	1,041,834
26,520	Schlumberger, Ltd.	1,122,592
		2,164,426
Prepackaged Software: 13.2%
55,670	Check Point Software Technologies, Ltd.*	1,057,173
27,118	Microsoft Corporation	527,174
64,240	Oracle Corporation*	1,138,975
94,440	Parametric Technology Corporation*	1,194,666
		3,917,988

The accompanying notes are an integral part of these financial statements.

Shares	COMMON STOCKS: 98.5% Continued	Value
Semiconductors: 10.4%
103,120	Applied Materials, Inc.	$1,044,606
120,285	Nvidia Corporation*	970,700
135,586	Taiwan Semiconductor Manufacturing Co., Ltd. - ADR	1,071,129
		3,086,435
Steel-Producers: 3.7%
23,670	Nucor Corporation	1,093,554
Telecommunication Equipment: 3.5%
65,922	Nokia Corporation - ADR	1,028,383
Telecommunications: 6.2%
343,960	Qwest Communications International, Inc.	1,252,015
28,405	Vodafone Group PLC - ADR	580,598
		1,832,613
Variety Store: 3.5%
19,830	Costco Wholesale Corporation	1,041,075
	Total Common Stocks (cost $49,032,902)	29,171,617
Par Value	SHORT TERM INVESTMENTS: 0.4%
Eurodollar Time Deposits
$125,921	State Street Bank and Trust Company, 0.01%, Due 01/02/2009	$125,921
	Total Short Term Investments (cost $125,921)	125,921
	Total Investments in Securities (cost $49,158,823): 98.9%	29,297,538
	Other Assets in Excess of Liabilities: 1.1%	316,054
	Net Assets: 100.0%	$29,613,592

*  Non-income producing security.

ADR  American Depository Receipt

GDR  Global Depository Receipt

The accompanying notes are an integral part of these financial statements.

STATEMENTS OF ASSETS AND LIABILITIES
at December 31, 2008

	Alternative Energy Fund	Asia Focus Fund	Asia Pacific Dividend Fund
Assets
Investments in securities, at cost	$98,822,893	$36,372,461	$11,085,920
Investments in securities, at value	$47,955,546	$21,835,554	$5,343,459
Cash denominated in foreign currency (cost of $63, $25,548, $5,816 respectively)	63	25,685	5,846
Receivables:
Fund shares sold	131,532	5,437	2,131
Due from advisor	—	—	17,441
Dividends and interest	11,034	29,010	5,546
Tax reclaim	2,581	5,297	1,916
Other receivables	726	—	—
Prepaid expenses	15,185	8,208	6,625
Total assets	48,116,667	21,909,191	5,382,964
Liabilities
Payables:
Loans (Note 9)	630,634	5,032	41,622
Fund shares redeemed	188,205	23,312	11,267
Due to advisor	36,793	17,762	—
Accrued administration expense	2,945	2,293	1,435
Accrued shareholder servicing plan fees	18,059	6,106	—
Other accrued expenses	88,469	55,681	57,088
Deferred trustees' compensation (Note 3)	6,631	19,833	3,777
Total liabilities	971,736	130,019	115,189
Net Assets	$47,144,931	$21,779,172	$5,267,775
Number of shares issued and outstanding (unlimited shares authorized no par value)	9,169,359	2,288,125	752,245
Net asset value per share	$5.14	$9.52	$7.00
Components of Net Assets
Paid-in capital	$137,027,646	$39,914,054	$13,253,212
Accumulated net investment income (loss)	(1,626,044)	19,134	383,289
Accumulated net realized gain (loss) on investments and foreign currency	(37,389,217)	(3,616,915)	(2,626,075)
Net unrealized depreciation on:
Investments	(50,867,347)	(14,536,907)	(5,742,461)
Foreign Currency	(107)	(194)	(190)
Net Assets	$47,144,931	$21,779,172	$5,267,775

The accompanying notes are an integral part of these financial statements.

STATEMENTS OF ASSETS AND LIABILITIES
at December 31, 2008

	China & Hong Kong Fund	Global Energy Fund	Global Innovators Fund
Assets
Investments in securities, at cost	$157,188,727	$43,143,509	$49,158,823
Investments in securities, at value	$123,551,822	$30,297,975	$29,297,538
Receivables:
Fund shares sold	80,200	13,445	469,077
Dividends and interest	87,165	68,923	32,253
Tax reclaim	—	15,374	5,688
Prepaid expenses	35,002	14,482	16,153
Total assets	123,754,189	30,410,199	29,820,709
Liabilities
Payables:
Loans (Note 9)	—	77,675	—
Fund shares redeemed	180,254	71,476	91,781
Due to advisor	101,765	18,455	18,081
Accrued administration expense	8,978	1,574	2,291
Accrued shareholder servicing plan fees	30,951	12,472	11,106
Other accrued expenses	78,433	62,944	55,546
Deferred trustees' compensation (Note 3)	39,254	9,418	28,312
Total liabilities	439,635	254,014	207,117
Net Assets	$123,314,554	$30,156,185	$29,613,592
Number of shares issued and outstanding (unlimited shares authorized no par value)	6,497,361	1,923,422	2,641,888
Net asset value per share	$18.98	$15.68	$11.21
Components of Net Assets
Paid-in capital	$155,843,528	$46,215,603	$94,547,144
Accumulated net investment income (loss)	1,897,892	(311,851)	55,129
Accumulated net realized gain (loss) on investments and foreign currency	(789,961)	(2,901,126)	(45,127,396)
Net unrealized depreciation on:
Investments	(33,636,905)	(12,845,534)	(19,861,285)
Foreign Currency	—	(907)	—
Net Assets	$123,314,554	$30,156,185	$29,613,592

The accompanying notes are an integral part of these financial statements.

STATEMENTS OF OPERATIONS
For the year ended December 31, 2008

	Alternative Energy Fund	Asia Focus Fund	Asia Pacific Dividend Fund
Investment Income
Income
Dividends *	$982,847	$1,982,507	$1,151,424
Interest	22,952	61	148
Total income	1,005,799	1,982,568	1,151,572
Expenses
Advisory fees (Note 3)	1,132,580	460,096	190,455
Administration fees	103,267	45,660	24,024
Transfer agent fees	105,868	53,238	26,415
Custody fees	87,670	39,145	41,820
Fund accounting fees	54,865	35,257	31,021
Audit fees	16,851	21,910	16,552
Legal fees	30,943	12,322	5,259
Trustees' fees	17,940	(6,186)	9,708
Shareholder servicing plan fees (Note 4)	227,171	66,670	36,660
Reports to shareholders	45,126	18,192	8,716
Registration expense	35,450	21,361	23,819
Insurance expense	8,631	4,292	1,865
Miscellaneous	24,611	9,566	4,460
Total expenses	1,890,973	781,523	420,774
Plus: Expenses recouped (Note 3)	—	—	(43,674)
Interest expense	21,446	25,575	23,477
Net expenses	1,912,419	807,098	400,577
Net investment income (loss)	(906,620)	1,175,470	750,995
Realized and unrealized gain (loss) on investments and foreign currency
Net realized gain (loss) on:
Investments	(35,114,839)	466,697	(2,626,075)
Foreign currency	(705,005)	365,724	606,552
Change in unrealized appreciation (depreciation) on:
Investments	(68,104,600)	(37,029,047)	(6,558,377)
Foreign currency	3,911	(392)	526
Net realized and unrealized loss on investments and foreign currency	(103,920,533)	(36,197,018)	(8,577,374)
Net increase in net assets resulting from operations	$(104,827,153)	$(35,021,548)	$(7,826,379)

* Net of foreign tax withheld of $108,153 for Alternative Energy Fund, $170,596 for Asia Focus Fund and $97,104 for the Asia Pacific Dividend Fund.

The accompanying notes are an integral part of these financial statements.

STATEMENTS OF OPERATIONS
For the year ended December 31, 2008

	China & Hong Kong Fund	Global Energy Fund	Global Innovators Fund
Investment Income
Income
Dividends *	$7,227,202	$1,303,370	$2,257,387
Interest	3,300	6,782	372
Total income	7,230,502	1,310,152	2,257,759
Expenses
Advisory fees (Note 3)	1,929,635	474,232	378,573
Administration fees	148,689	31,241	26,268
Transfer agent fees	142,966	60,879	82,244
Custody fees	94,843	29,510	10,258
Fund accounting fees	64,634	30,885	25,770
Audit fees	22,759	21,457	22,160
Legal fees	56,055	17,912	14,886
Trustees' fees	(6,051)	7,899	(14,296)
Shareholder servicing plan fees (Note 4)	309,829	82,095	87,114
Reports to shareholders	46,514	22,263	29,169
Registration expense	40,301	23,231	26,483
Insurance expense	16,036	3,703	4,018
Miscellaneous	41,534	13,604	11,095
Total expenses	2,907,744	818,911	703,742
Interest expense	31,934	8,367	2,713
Net expenses	2,939,678	827,278	706,455
Net investment income	4,290,824	482,874	1,551,304
Realized and unrealized gain (loss) on investments and foreign currency
Net realized gain (loss) on:
Investments	7,590,319	(1,301,999)	2,723,192
Foreign currency	213,150	(730,032)	91,507
Change in unrealized appreciation (depreciation) on:
Investments	(159,421,621)	(33,526,117)	(33,161,655)
Foreign currency	(20)	(1,629)	1,195
Net realized and unrealized loss on investments and foreign currency	(151,618,172)	(35,559,777)	(30,345,761)
Net increase in net assets resulting from operations	$(147,327,348)	$(35,076,903)	$(28,794,457)

* Net of foreign tax withheld of $18,755 for China & Hong Kong Fund, $116,119 for Global Energy Fund and $34,175 for the Global Innovators Fund.

The accompanying notes are an integral part of these financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

	Alternative Energy Fund		Asia Focus Fund		Asia Pacific Dividend Fund
	Year Ended December 31, 2008	Year Ended December 31, 2007	Year Ended December 31, 2008	Year Ended December 31, 2007	Year Ended December 31, 2008	Year Ended December 31, 2007
Increase (decrease) in net assets from:
Operations
Net investment income (loss)	$(906,620)	$(812,949)	$1,175,470	$863,702	$750,995	$434,965
Net realized gain (loss) on:
Investments	(35,114,839)	2,352,743	466,697	8,274,586	(2,626,075)	777,197
Foreign currency	(705,005)	920,540	365,724	(30,987)	606,552	139,291
Change in net unrealized appreciation (depreciation) on:
Investments	(68,104,600)	18,766,312	(37,029,047)	13,042,718	(6,558,377)	735,506
Foreign currency	3,911	(4,023)	(392)	(1,889)	526	(704)
Net increase (decrease) in net assets resulting from operations	(104,827,153)	21,222,623	(35,021,548)	22,148,130	(7,826,379)	2,086,255
Distributions to shareholders
From net investment income	(56,152)	—	(1,481,421)	(894,936)	(618,757)	(494,606)
From net realized gain	(3,209,321)	(1,131,978)	—	—	(538,081)	(216,639)
Decrease in net assets from distributions	(3,265,473)	(1,131,978)	(1,481,421)	(894,936)	(1,156,838)	(711,245)
Capital share transactions
Proceeds from shares sold	80,171,434	185,753,545	4,969,746	31,189,339	9,399,423	43,895,733
Proceeds from shares reinvested	3,123,216	1,075,744	1,393,044	859,849	1,118,185	684,173
Cost of shares redeemed	(89,824,819)	(60,941,763)	(26,261,994)	(24,458,520)	(28,022,013)	(15,360,574)
Redemption fee proceeds	47,017	78,806	7,441	50,104	4,518	18,599
Net increase (decrease) from capital share transactions	(6,483,152)	125,966,332	(19,891,763)	7,640,772	(17,499,887)	29,237,931
Total increase (decrease) in net assets	(114,575,778)	146,056,977	(56,394,732)	28,893,966	(26,483,104)	30,612,941
Net assets
Beginning of year	161,720,709	15,663,732	78,173,904	49,279,938	31,750,879	1,137,938
End of year	$47,144,931	$161,720,709	$21,779,172	$78,173,904	$5,267,775	$31,750,879
Accumulated net investment income (loss)	$(1,626,044)	$42,436	$19,134	$(40,639)	$383,289	$78,532
Capital share activity
Shares sold	6,652,487	12,704,799	264,117	1,417,514	583,170	2,685,639
Shares issued on reinvestment	606,398	65,755	147,255	35,933	116,776	39,758
Shares redeemed	8,040,199	(4,185,381)	(1,386,566)	(1,158,267)	(1,843,327)	(913,663)
Net increase (decrease) in shares outstanding	15,299,084	8,585,173	(975,194)	295,180	(1,143,381)	1,811,734

The accompanying notes are an integral part of these financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

	China & Hong Kong Fund		Global Energy Fund		Global Innovators Fund
	Year Ended December 31, 2008	Year Ended December 31, 2007	Year Ended December 31, 2008	Year Ended December 31, 2007	Year Ended December 31, 2008	Year Ended December 31, 2007
Increase (decrease) in net assets from:
Operations
Net investment income	$4,290,824	$2,448,628	$482,874	$135,769	$1,551,304	$278,394
Net realized gain (loss) on:
Investments	7,590,319	2,808,325	(1,301,999)	6,392,252	2,723,192	4,108,317
Foreign currency	213,150	182,369	(730,032)	60,032	91,507	8,501
Change in net unrealized appreciation (depreciation) on:
Investments	(159,421,621)	86,040,030	(33,526,117)	12,166,558	(33,161,655)	4,982,062
Foreign currency	(20)	15	(1,629)	2,303	1,195	(1,575)
Net increase (decrease) in net assets resulting from operations	(147,327,348)	91,479,367	(35,076,903)	18,756,914	(28,794,457)	9,375,699
Distributions to shareholders
From net investment income	(3,332,293)	(3,968,807)	—	(542,776)	(1,527,390)	(358,091)
From net realized gain	(477,128)	(656,957)	(1,305,040)	(5,950,827)	—	—
Decrease in net assets from distributions	(3,809,421)	(4,625,764)	(1,305,040)	(6,493,603)	(1,527,390)	(358,091)
Capital share transactions
Proceeds from shares sold	77,708,161	159,552,350	29,358,452	23,259,657	9,332,518	39,986,701
Proceeds from shares reinvested	3,730,751	4,527,640	1,191,223	5,934,815	1,488,756	351,067
Cost of shares redeemed	(100,248,518)	(101,013,368)	(33,735,772)	(36,752,697)	(23,720,926)	(15,862,301)
Redemption fee proceeds	96,461	265,565	19,088	9,590	1,594	18,497
Net increase (decrease) from capital share transactions	(18,713,145)	63,332,187	(3,167,009)	(7,548,635)	(12,898,058)	24,493,964
Total increase (decrease) in net assets	(169,849,914)	150,185,790	(39,548,952)	4,714,676	(43,219,905)	33,511,572
Net assets
Beginning of year	293,164,468	142,978,678	69,705,137	64,990,461	72,833,497	39,321,925
End of year	$123,314,554	$293,164,468	$30,156,185	$69,705,137	$29,613,592	$72,833,497
Accumulated net investment income (loss)	$1,897,892	$963,233	$(311,851)	$(520,676)	$55,129	$(60,292)
Capital share activity
Shares sold	2,576,016	3,900,290	929,313	779,723	516,472	1,926,899
Shares issued on reinvestment	198,652	105,835	76,803	184,253	134,729	16,059
Shares redeemed	(3,092,551)	(2,590,549)	(1,270,482)	(1,320,513)	(1,368,355)	(770,897)
Net increase (decrease) in shares outstanding	(317,883)	1,415,576	(264,366)	(356,537)	(717,154)	1,172,061

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS
For a capital share outstanding throughout the period

	Year Ended December 31,		March 31, 2006(1) Through
Alternative Energy Fund	2008	2007	December 31, 2006
Net asset value, beginning of period	$16.25	$11.47	$12.50
Income from investment operations:
Net investment loss	(0.10)	(0.05)	(0.11)
Net realized and unrealized gain (loss) on investments and foreign currency	(10.64)	4.93	(0.93)
Total from investment operations	(10.74)	4.88	(1.04)
Less distributions:
From net investment income	(0.01)
From net realized gain	(0.37)	(0.11)	—
Total distributions	(0.38)	(0.11)	—
Redemption fee proceeds	0.01	0.01	0.01
Net asset value, end of period	$5.14	$16.25	$11.47
Total return	(66.05)%	42.68%	(8.24	)%(2)
Ratios/supplemental data:
Net assets, end of period (millions)	$47.1	$161.7	$15.7
Ratio of expenses to average net assets:
Before fees waived	1.69%	1.64%	2.60	%(3)
After fees waived	1.69%	1.64%	1.98	%(3)
After fees waived excluding interest expense(4)	1.67%	1.62%	1.97	%(3)
Ratio of net investment loss to average net assets:
Before fees waived	(0.80)%	(0.90)%	(2.18	)%(3)
After fees waived	(0.80)%	(0.90)%	(1.56	)%(3)
Portfolio turnover rate	94.76%	47.41%	21.71	%(2)

(1)  Commencement of Operations.

(2)  Not annualized.

(3)  Annualized.

(4)  The Advisor has contractually agreed to limit the operating expenses of the Fund to 1.98%, excluding interest expense, expenses related to dividends on short positions, brokerage commissions, taxes and other extraordinary expenses. See Note 3.

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS
For a capital share outstanding throughout the year

	Year Ended December 31,
Asia Focus Fund	2008	2007	2006	2005	2004
Net asset value, beginning of year	$23.96	$16.60	$12.38	$10.40	$9.51
Income from investment operations:
Net investment income	0.55	0.27	0.24	0.16	0.06
Net realized and unrealized gain on investments and foreign currency	(14.30)	7.35	4.18	2.00	0.89
Total from investment operations	(13.75)	7.62	4.42	2.16	0.95
Less distributions:
From net investment income	(0.69)	(0.28)	(0.24)	(0.18)	(0.06)
Total distributions	(0.69)	(0.28)	(0.24)	(0.18)	(0.06)
Redemption fee proceeds	— (1)	0.02	0.04	— (1)	— (1)
Net asset value, end of year	$9.52	$23.96	$16.60	$12.38	$10.40
Total return	(57.38)%	46.00%	36.15%	20.83%	10.01%
Ratios/supplemental data:
Net assets, end of year (millions)	$21.8	$78.2	$49.3	$36.5	$30.6
Ratio of expenses to average net assets:
Before fees waived	1.75%	1.69%	1.84%	1.87%	2.04%
After fees waived	1.75%	1.69%	1.84%	1.87%	1.98%
After fees waived excluding interest expense(2)	1.70%	1.63%	1.81%	1.86%	1.96%
Ratio of net investment income to average net assets:
Before fees waived	2.55%	1.34%	1.48%	1.41%	0.51%
After fees waived	2.55%	1.34%	1.48%	1.41%	0.57%
Portfolio turnover rate	28.89%	31.17%	95.68%	18.25%	32.41%

(1)  Amount represents less than $0.01 per share.

(2)  The Advisor has contractually agreed to limit the operating expenses of the Fund to 1.98%, excluding interest expense, expenses related to dividends on short positions, brokerage commissions, taxes and other extraordinary expenses. See Note 3.

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS
For a capital share outstanding throughout the period

	Year Ended December 31,		March 31, 2006(1) Through
Asia Pacific Dividend Fund	2008	2007	December 31, 2006
Net asset value, beginning of period	$16.75	$13.56	$12.50
Income from investment operations:
Net investment income	0.75	0.24	0.25
Net realized and unrealized gain on investments and foreign currency	(9.22)	3.32	1.03
Total from investment operations	(8.47)	3.56	1.28
Less distributions:
From net investment income	(0.51)	(0.27)	(0.23)
From net realized gain	(0.78)	(0.11)
Total distributions	(1.29)	(0.38)	(0.23)
Redemption fee proceeds	0.01	0.01	0.01
Net asset value, end of period	$7.00	$16.75	$13.56
Total return	(51.74)%	26.30%	10.59	%(2)
Ratios/supplemental data:
Net assets, end of period (millions)	$5.3	$31.8	$1.1
Ratio of expenses to average net assets:
Before fees waived	2.33%	2.09%	17.86	%(3)
After fees waived	2.10%	1.98%	1.98	%(3)
After fees waived excluding interest expense(4)	1.98%	1.92%	1.96	%(3)
Ratio of net investment income (loss) to average net assets:
Before fees waived	3.71%	2.14%	(13.02	)%(3)
After fees waived	3.94%	2.25%	2.86	%(3)
Portfolio turnover rate	48.02%	40.38%	34.12	%(2)

(1)  Commencement of Operations.

(2)  Not annualized.

(3)  Annualized.

(4)  The Advisor has contractually agreed to limit the operating expenses of the Fund to 1.98%, excluding interest expense, expenses related to dividends on short positions, brokerage commissions, taxes and other extraordinary expenses. See Note 3.

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS
For a capital share outstanding throughout the year

	Year Ended December 31,
China & Hong Kong Fund	2008	2007	2006	2005	2004
Net asset value, beginning of year	$43.02	$26.48	$18.97	$18.57	$16.81
Income from investment operations:
Net investment income	0.68	0.28	0.43	0.37	0.25
Net realized and unrealized gain on investments and foreign currency	(24.13)	16.91	7.09	0.86	1.78
Total from investment operations	(23.45)	17.19	7.52	1.23	2.03
Less distributions:
From net investment income	(0.53)	(0.59)	(0.01)	(0.83)	(0.27)
From net realized gain	(0.07)	(0.10)	—	—	—
Total distributions	(0.60)	(0.69)	(0.01)	(0.83)	(0.27)
Redemption fee proceeds	0.01	0.04	— (1)	— (1)	— (1)
Net asset value, end of year	$18.98	$43.02	$26.48	$18.97	$18.57
Total return	(54.47)%	65.06%	39.65%	6.61%	12.16%
Ratios/supplemental data:
Net assets, end of year (millions)	$123.3	$293.2	$143.0	$111.0	$112.3
Ratio of expenses to average net assets
Before fees waived	1.52%	1.44%	1.59%	1.63%	1.67%
After fees waived	1.52%	1.44%	1.59%	1.63%	1.67%
After fees waived excluding interest expense(2)	1.51%	1.44%	1.59%	1.63%	1.67%
Ratio of net investment income to average net assets	2.22%	1.17%	2.01%	1.74%	1.26%
Portfolio turnover rate	26.62%	10.00%	64.81%	12.51%	15.37%

(1)  Amount represents less than $0.01 per share.

(2)  The Advisor has contractually agreed to limit the operating expenses of the Fund to 1.98%, excluding interest expense, expenses related to dividends on short positions, brokerage commissions, taxes and other extraordinary expenses. See Note 3.

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS
For a capital share outstanding throughout the period

	Year Ended December 31,				June 30, 2004(1) Through
Global Energy Fund	2008	2007	2006	2005	December 31, 2004
Net asset value, beginning of period	$31.86	$25.54	$24.62	$15.25	$12.50
Income from investment operations:
Net investment income (loss)	0.22	0.05	0.01	(0.02)	—	(2)
Net realized and unrealized gain on investments and foreign currency	(15.71)	9.50	2.44	9.75	2.70
Total from investment operations	(15.49)	9.55	2.45	9.73	2.70
Less distributions:
From net investment income	—	(0.27)	(0.21)	—	—
From net realized gain	(0.70)	(2.96)	(1.34)	(0.39)	—
Total distributions	(0.70)	(3.23)	(1.55)	(0.39)	—
Redemption fee proceeds	0.01	—	0.02	0.03	0.05
Net asset value, end of period	$15.68	$31.86	$25.54	$24.62	$15.25
Total return	(48.56)%	37.25%	9.85%	63.92%	22.00	%(3)
Ratios/supplemental data:
Net assets, end of period (millions)	$30.2	$69.7	$65.0	$98.7	$1.6
Ratio of expenses to average net assets:
Before fees waived	1.31%	1.37%	1.45%	1.50%	17.36	%(4)
After fees waived	1.31%	1.37%	1.45%	1.45%	1.45	%(4)
After fees waived excluding interest expense(5)	1.30%	1.35%	1.41%	1.42%	1.45	%(4)
Ratio of net investment income (loss) to average net assets:
Before fees waived	0.76%	0.22%	0.04%	(0.24)%	(15.84	)%(4)
After fees waived	0.76%	0.22%	0.04%	(0.19)%	0.07	%(4)
Portfolio turnover rate	74.90%	31.13%	47.22%	89.24%	9.96	%(3)

(1)  Commencement of Operations.

(2)  Amount represents less than $0.01 per share.

(3)  Not annualized.

(4)  Annualized.

(5)  The Advisor has contractually agreed to limit the operating expenses of the Fund to 1.45%, excluding interest expense, expenses related to dividends on short positions, brokerage commissions, taxes and other extraordinary expenses. See Note 3.

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS
For a capital share outstanding throughout the year

	Year Ended December 31,
Global Innovators Fund	2008	2007	2006	2005		2004
Net asset value, beginning of year	$21.68	$17.98	$15.14	$13.54		$12.21
Income from investment operations:
Net investment income (loss)	0.62	0.08	0.01	(0.05)		(0.02)
Net realized and unrealized gain (loss) on investments	(10.48)	3.72	2.83	1.65		1.35
Total from investment operations	(9.86)	3.80	2.84	1.60		1.33
Less distributions:
From net investment income	(0.61)	(0.11)	—	—		—
Total distributions	(0.61)	(0.11)	—	—		—
Redemption fee proceeds	— (1)	0.01	— (1)	—	(1)	—	(1)
Net asset value, end of year	$11.21	$21.68	$17.98	$15.14		$13.54
Total return	(45.42)%	21.17%	18.76%	11.82	%(2)	10.89%
Ratios/supplemental data:
Net assets, end of year (millions)	$29.6	$72.8	$39.3	$36.4		$42.1
Ratio of expenses to average net assets:
Before fees waived	1.40%	1.44%	1.64%	1.66%		1.68%
After fees waived	1.40%	1.44%	1.55%	1.66	%(2)	1.68	%(2)
After fees waived excluding interest expense(3)	1.39%	1.43%	1.53%	1.63	%(2)	1.67	%(2)
Ratio of net investment income (loss) to average net assets:
Before fees waived	3.07%	0.49%	(0.00)%	(0.32)%		(0.17)%
After fees waived	3.07%	0.49%	0.09%	(0.32)%		(0.17)%
Portfolio turnover rate	36.49%	25.54%	36.53%	27.75%		50.57%

(1)  Amount represents less than $0 .01 per share.

(2)  The Fund's total operating expense was limited at 1.88% from 4/23/03 to 10/31/05. It was limited to 1.35% prior to 4/26/03.

(3)  The Advisor has contractually agreed to limit the operating expenses of the Fund to 1.55%, excluding interest expense, expenses related to dividends on short positions, brokerage commissions, taxes and other extraordinary expenses. See Note 3.

The accompanying notes are an integral part of these financial statements.

NOTES TO FINANCIAL STATEMENTS

Note 1

Organization

Guinness Atkinson Funds (the "Trust"), was organized on April 28, 1997 as a Delaware business trust and registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a non-diversified, open-end management investment company. Currently, the Trust offers six separate series: Guinness Atkinson Alternative Energy Fund (the "Alternative Energy Fund"), Guinness Atkinson Asia Focus Fund (the "Asia Focus Fund"), Guinness Atkinson Asia Pacific Dividend Fund (the "Asia Pacific Dividend Fund"), Guinness Atkinson China & Hong Kong Fund (the "China & Hong Kong Fund"), Guinness Atkinson Global Energy Fund (the "Global Energy Fund"), and Guinness Atkinson Global Innovators Fund (the "Global Innovators Fund"), all of which (each a "Fund" and collectively, the "Funds") are covered by this report. The China & Hong Kong Fund began operations on June 30, 1994, the Asia Focus Fund began operations on April 29, 1996, the Global Innovators Fund began operations on December 15, 1998, the Global Energy Fund began operations on June 30, 2004, and the Alternative Energy Fund and the Asia Pacific Dividend Fund began operations on March 31, 2006.

The Alternative Energy Fund and Asia Focus Fund's investment objective is long-term capital appreciation. The Asia Pacific Dividend Fund's investment objective is to provide investors with dividend income and long-term capital growth. The China & Hong Kong Fund's investment objective is long-term capital appreciation primarily through investments in securities of China and Hong Kong. The Global Energy Fund and Global Innovators Fund's investment objective is long-term capital appreciation.

Note 2

Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the Funds. These policies are in conformity with accounting principles generally accepted in the United States of America.

A.  Security Valuation. Securities of the Funds that are traded on a principal exchange (U.S. or foreign) or NASDAQ are valued at the official closing price on each day that the exchanges are open for trading. Securities traded on an exchange for which there have been no sales, and other over-the-counter securities are valued at the mean between the bid and asked prices. Securities for which quotations are not readily available are valued at their respective fair values as determined in good faith by the Investment Advisor in accordance with procedures established by the Board of Trustees. In determining fair value, the Funds take into account all relevant factors and available information. Consequently, the price of the security used to calculate its Net Asset Value may differ from quoted or published prices for the same security. Fair value pricing involves subjective judgments and there is no single standard for determining a security's fair value. As a result, different mutual funds could reasonably arrive at different fair value for the same security. It is possible that the fair value determined for a security is materially different from the value that could be realized upon the sale of that security or from the values that other mutual funds may determine. Short-term investments are stated at cost, combined with accrued interest, which approximates market value. Realized gains and losses from securities transactions are calculated using the identified cost method.

  Foreign securities are recorded in the financial statements after translation to U.S. dollars based on the applicable exchange rate at the end of the period. The Funds do not isolate that portion of the results of operations resulting from changes in the currency exchange rate from the fluctuations resulting from changes in the market prices of investments.

  Foreign exchange gain or loss resulting from holding of a foreign currency, expiration of a currency exchange contract, difference in exchange rates between the trade date and settlement date of an investment purchased or sold, and the difference between dividends actually received compared to the amount shown in a Fund's accounting records on the date of receipt are shown as net realized gains or losses on foreign currency transactions in the respective Fund's statement of operations.

  The Funds adopted the provisions of Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" ("SFAS 157"), effective with the beginning of the Portfolios' fiscal year. SFAS 157 establishes a hierarchy that prioritizes the inputs to valuation techniques giving the highest priority to readily available unadjusted quoted prices in unobservable inputs (level 3 measurements) when market prices are not readily available or reliable. See Note 6 - Fair Value of Financial Instruments for further disclosure.

B.  Forward Foreign Currency Exchange Contracts. The Funds may utilize forward foreign currency exchange contracts ("forward contracts") to hedge against foreign exchange fluctuations on foreign denominated investments under which they are obligated to exchange currencies at specific future dates and at specified rates. All commitments are "marked-to-market"

daily and any resulting unrealized gains or losses are included as unrealized appreciation (depreciation) on foreign currency denominated assets and liabilities. The Funds record realized gains or losses at the time the forward contract is settled. Risks may arise upon entering these contracts from the potential inability of a counter party to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar or other currencies. Counterparties to these contracts are major U.S. financial institutions. Please refer to Note 7 for further information on Forward Contracts in each Fund.

C.  Restricted Securities. A restricted security cannot be resold to the general public without prior registration under the Securities Act of 1933. If the security is subsequently registered and resold, the issuers would typically bear the expense of all registrations at no cost to the Fund. Restricted securities are valued according to the guidelines and procedures adopted by the Funds' Board of Trustees. The Alternative Energy Fund held one restricted security with a fair market value of $0 (0.00% of net assets) at December 31, 2008.

D.  Security Transactions, Dividend Income and Distributions. Security transactions are accounted for on the trade date. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Realized gains and losses from securities transactions are calculated using the identified cost method.

E.  Allocation of Expenses. Each Fund is charged for those expenses directly attributable to it. Expenses that are not directly attributable to a Fund are allocated among the Funds in proportion to their respective assets or another appropriate method.

F.  Concentration of Risk. The Alternative Energy Fund invests substantially in the alternative energy or energy technology sectors. The Asia Focus Fund invests substantially all of its assets in the Asian continent. The Asia Pacific Dividend Fund invests primarily in dividend-producing equity securities of Asia Pacific companies. The China & Hong Kong Fund invests substantially all of its assets in securities that are traded in China or Hong Kong or that are issued by companies that do a substantial part of their business in China. The Global Energy Fund invests substantially in energy companies; the changes in the prices and supplies of oil and other energy fuels may affect the Funds' investments. The consequences of political, social, or economic changes in the countries or business sectors in which the securities are offered or the issuers conduct their operations may affect the market prices of the Funds' investments and any income generated, as well as the Funds' ability to repatriate such amounts.

G.  Use of Estimates. The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements. Actual results could differ from those estimates.

H.  Reclassifications. Accounting principals generally accepted in the United States require that certain components of net assets be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the year ended December 31, 2008, permanent differences in book and tax accounting have been reclassified to paid-in capital, undistributed net investment income/(loss) and accumulated realized gain(loss) as follows:

	Increase (Decrease)
	Paid in Capital	Undistributed Net Investment Income/(Loss)	Accumulated Gains or (Losses)
Alternative Energy Fund	0	(705,708)	705,708
Asia Focus Fund	0	365,724	(365,724)
Asia Pacific Dividend Fund	433,966	172,519	(606,485)
China & Hong Kong Fund	7,401,135	(23,872)	(7,377,263)
Global Energy Fund	633,455	(274,049)	(359,406)
Global Innovators Fund	0	91,507	(91,507)

  The permanent differences primarily relate to expired capital loss carryovers, lost operating losses, foreign currency reclasses and adjustments for the sale of PFICS.

I.  Indemnifications. Under the Funds' organizational documents, its current and former officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties that provide general indemnifications. The Funds' maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred or that would be covered by other parties.

J.  Federal Income Taxes. The Funds intend to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies, and to distribute all of their taxable income to their shareholders. Therefore, no federal income tax provision is required.

  On July 13, 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the funds' tax returns to determine whether the tax positions are "more likely than not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. On June 29, 2007, the Funds implemented the provision of FIN 48. Management of the Funds has reviewed the tax positions for each of the open tax years 2005 through 2008 and has determined that the implementation of FIN 48 did not have a material impact on the Funds' financial statements.

Note 3

Investment Advisory and Other Agreements

The Trust, on behalf of each Fund, entered into an Investment Advisory Agreement with Guinness Atkinson Asset Management, Inc. (the "Advisor"), which provided the Funds with investment management services under an investment advisory agreement. The Advisor furnishes all investment advice, office space, facilities, and most of the personnel needed by the Funds. As compensation for its services, the Advisor is entitled to a monthly fee at the following annual rates based upon the average daily net assets of the Funds:

Alternative Energy Fund	1.00%
Asia Pacific Dividend Fund	1.00%
Asia Focus Fund	1.00%
China & Hong Kong Fund	1.00%
Global Energy Fund	0.75%
Global Innovators Fund	0.75%

The Funds are responsible for their own operating expenses. The Advisor has contractually agreed to limit the Funds' total operating expenses (excluding interest, dividends on short positions, taxes and extraordinary expenses) by reducing all or a portion of their fees and reimbursing the Funds' for expenses so that its ratio of expenses to average daily net assets will not exceed the following levels:

Alternative Energy Fund	1.98%
Asia Pacific Dividend Fund	1.98%
Asia Focus Fund	1.98%
China & Hong Kong Fund	1.98%
Global Energy Fund	1.45%
Global Innovators Fund	1.55%

The expense ratios shown in the financial highlights may exceed these levels due to expenses incurred, but not covered by the expense limitation agreement.

To the extent that the Advisor waives fees and/or absorbs expenses it may seek repayment of a portion or all of such amounts at any time within three fiscal years after the fiscal year in which such amounts were waived or absorbed, subject to the applicable cap. For the year ended December 31, 2008, the Advisor waived fees and absorbed expenses of $45,959 from the Asia Pacific Dividend Fund.

At December 31, 2008 the Advisor may recapture a portion of the following amounts that has been paid and/or waived on behalf of the Funds no later than the dates as stated below:

Funds:	December 31, 2009	December 31, 2010	December 31, 2011	Total
Asia Pacific Dividend Fund	$95,970	$7,946	$45,959	$149,875

U.S. Bancorp Fund Services, LLC (the "Administrator") acts as the Funds' administrator under an administration agreement.

Quasar Distributors, LLC (the "Distributor") acts as the Funds' principal underwriter in a continuous public offering of the Funds' shares. The Distributor is an affiliate of the Administrator.

State Street Bank & Trust is the Funds' Custodian and Fund Accounting Agent. U.S. Bancorp Fund Services, LLC is the Funds' Transfer agent.

On August 14, 1998, the Trust approved a Deferred Compensation Plan for Trustees (the "Plan"). Trustees can elect to receive payment in cash or defer payments provided for in the Plan. If a trustee elects to defer payment, the Plan provides for the creation of a deferred payment account (Phantom Share Account). This account accumulates the deferred fees earned, and the value of the account is adjusted at the end of each quarter to reflect the value that would have been earned if the account had been invested in designated investments. The Funds recognize as trustee expense amounts accrued as meetings are attended plus the change in value of the Phantom Share Account.

The change in the value of the phantom share account during the year ended December 31, 2008 is shown in the table below. These amounts include any additional contributions to the deferred compensation plan and any depreciation on the underlying investments.

Alternative Energy Fund	$(2,732)
Asia Focus Fund	$(23,046)
Asia Pacific Dividend Fund	$(1,885)
China & Hong Kong Fund	$(43,712)
Global Energy Fund	$(8,024)
Global Innovators Fund	$(34,374)

Certain officers of the Funds are also officers and/or Directors of the Advisor, Administrator and another party providing the services of the Funds' Chief Compliance Officer ("CCO"). None of these officers are compensated directly by the Funds.

Note 4

Shareholder Servicing Plan

Each Fund has adopted a Shareholder Servicing Plan to pay a fee at an annual rate of up to 0.25% of its daily average net assets of shares serviced by shareholder servicing agents who provide administrative and support services to their customers.

During the year ended December 31, 2008, the following fees were paid under the shareholder servicing plan:

Alternative Energy Fund	$227,171
Asia Focus Fund	$66,670
Asia Pacific Dividend Fund	$36,660
China & Hong Kong Fund	$309,829
Global Energy Fund	$82,095
Global Innovators Fund	$87,114

Note 5

Investment Transactions

The following table presents purchases and sales of securities during the year ended December 31, 2008, excluding short-term investments, to indicate the volume of transactions in each Fund.

Fund	Purchases	Sales
Alternative Energy Fund	$106,901,958	$111,484,887
Asia Focus Fund	13,676,289	34,136,789
Asia Pacific Dividend Fund	9,236,057	27,409,586
China & Hong Kong Fund	51,298,294	85,368,643
Global Energy Fund	47,088,427	49,380,004
Global Innovators Fund	18,591,234	31,843,004

The Funds did not purchase U.S. Government securities as a part of the long-term investment strategy during the year ended December 31, 2008.

Note 6

Fair Value of Financial Instruments

In September 2006, the Financial Accounting Standards Board issued Standard No. 157, "Fair Value Measurements" effective for fiscal years beginning after November 15, 2007. SFAS 157 clarifies the definition of fair value for financial reporting, establishes a framework for measuring fair value and requires additional disclosure about the use of fair value measurements in an effort to make the measurement of fair value more consistent and comparable. The Funds adopted SFAS 157 effective January 1, 2008. A summary of the fair value hierarchy under SFAS 157 is described below.

Various inputs are used in determining the value of the Funds' investments. These inputs are summarized in the three broad levels listed below:

Level 1 — Quoted prices in active markets for identical securities.

Level 2 — Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3 — Significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments).

The following tables provide the fair value measurements of applicable Fund assets by level within the fair value hierarchy for each Fund as of December 31, 2008. These assets are measured on a recurring basis.

		Fair Value Measurements at Reporting Date using
	12/31/2008	Quoted prices in active markets for identical assets (Level 1)	Significant other observable inputs (Level 2)	Significant unobservable inputs (Level 3)
Alternative Energy Fund	$47,955,546	$20,522,275	$27,047,532	$385,739
Asia Focus Fund	$21,835,554	$9,644,766	$12,190,788	$—
Asia Pacific Dividend Fund	$5,343,459	$1,075,831	$4,267,628	$—
China & Hong Kong Fund	$123,551,822	$59,839,655	$63,712,167	$—
Global Energy Fund	$30,297,975	$850,075	$29,447,900	$—
Global Innovators Fund	$29,297,538	$29,171,617	$125,921	$—

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value.

Alternative Energy Fund:	Investments in Securities	Other Financial Instruments
Balance as of 12/31/07	$405,719	$—
Accrued discounts / premiums	—	—
Realized gain (loss)	—	—
Change in unrealized appreciation (depreciation)	(19,980)	—
Net purchases (sales)	—	—
Balance as of 12/31/08	$385,739	$—

Note 7

Forward foreign currency contracts

In order to hedge their portfolio and to protect them against possible fluctuations in foreign exchange rates pending the settlement of securities transactions, the Funds may enter into forward currency contracts which obligate them to exchange currencies at specified future dates. At the maturity of a forward contract, the Funds may either make delivery of the foreign currency from currency held, if any, or from the proceeds of the portfolio securities sold. It may also terminate its obligation to deliver the foreign currency at any time by purchasing an offsetting contract. The forward value of amounts due are netted against the forward value of the currency to be delivered, and the net amount is shown as a receivable or payable in the financial statements.

The funds did not have any outstanding forward contracts as of December 31, 2008.

Note 8

Income Taxes and Distributions to Shareholders

As of December 31, 2008, the tax basis of investments and the components of distributable earnings on a tax basis were as follows:

	Alternative Energy Fund	Asia Focus Fund	Asia Pacific Dividend Fund	China & Hong Kong Fund	Global Energy Fund	Global Innovators Fund
Cost of investment for tax purposes	$100,344,591	$36,372,461	$11,430,836	$139,752,645	$45,596,632	$49,897,221
Gross tax unrealized appreciation	1,212,657	821,926	5,870	11,132,206	2,394,121	431,657
Gross tax unrealized (depreciation)	(53,601,702)	(15,358,833)	(6,093,247)	(44,769,111)	(17,692,778)	(21,157,261)
Net tax unrealized (depreciation) on investment	(52,389,045)	(14,536,907)	(6,087,377)	(33,636,905)	(15,298,657)	(20,725,604)
Net tax appreciation (depreciation) on derivatives and foreign-currency denominated assets and liabilities	(107)	(194)	(190)	—	(907)	—
Net tax unrealized (depreciation)*	$(52,389,152)	$(14,537,101)	$(6,087,567)	$(33,636,905)	$(15,299,564)	$(20,725,604)
Undistributed net ordinary income**	2,158,948	38,967	453,685	1,937,146	—	83,448
Post October loss***	(25,634,363)	(37,191)	(275,540)	—	(750,436)	(157,641)
Capital loss carryforward	(14,004,637)	(3,362,581)	(2,065,260)	—	—	(43,546,321)
Capital loss carryforward limitation	—	(217,143)	—	(789,961)	—	(559,122)
Other accumulated gain/(loss)	(13,511)	(19,833)	(10,755)	(39,254)	(9,418)	(28,312)
Total accumulated gain/(loss)	$(89,882,715)	$(18,134,882)	$(7,985,437)	$(32,528,974)	$(16,059,418)	$(64,933,552)

Each Fund's capital loss carryforwards have the following expirations.

*  The differences between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primary to the tax deferral of losses on wash sales and passive foreign investment company (PFIC) mark to market adjustments.

**  The differences between book-basis and tax basis undistributed net ordinary income is attributed to deferred compensation.

***  Under the current tax law, capital and currency losses realized after October 31 and prior to the Fund's fiscal year end may be deferred as occurring on the first day of the following year.

Because tax adjustments are calculated annually, the above table reflects the components of distributable earning at the Fund's previous fiscal year end.

	Alternative Energy Fund	Asia Focus Fund	Asia Pacific Dividend Fund	China & Hong Kong Fund	Global Energy Fund	Global Innovators Fund
2009	$—	$2,941,671	$—	$425,792	$—	$10,999,180
2010	—	638,053	—	364,169	—	19,915,748
2011	—	—	—	—	—	8,376,172
2012	—	—	—	—	—	4,814,343
2013	—	—	—	—	—	—
2014	—	—	—	—	—	—
2015	—	—	—	—	—	—
2016	14,004,637	—	2,065,260	—	—	—
Total	$14,004,637	$3,579,724	$2,065,260	$789,961	$—	$44,105,443

For the Asia Focus Fund, of the $2,941,671 of capital loss carryover, $217,143 is related to the acquisition of the Asia New Economy Fund and is remaining to be recognized over the next year.

For the Global Innovators Fund, of the $10,999,180 capital loss carryover, $559,122 of capital loss carryover is related to the acquisition of the Investec Internet.com Fund and the Wireless World Fund on January 25, 2002. The remaining losses will be recognized over the next two years. The amount is subject to an annual limitation of $838,362 over the next year and $559,122 on the second year under tax rules.

The tax character of distributions paid during 2007 and 2008 fiscal years are as follows:

	2008		2007
	Ordinary Income	Long-term Capital Gain	Ordinary Income	Long-term Capital Gain
Alternative Energy Fund	$3,265,473	$—	$1,131,978	$—
Asia Focus Fund	$1,481,421	$—	$894,936	$—
Asia Pacific Dividend Fund	$1,026,186	$130,652	$548,060	$163,185
China & Hong Kong Fund	$3,332,293	$477,128	$3,968,807	$656,957
Global Energy Fund	$—	$1,305,040	$1,211,643	$5,281,960
Global Innovators Fund	$1,527,390	$—	$358,091	$—

The Funds designated as long-term capital gain dividend, pursuant to Internal Revenue Code Section 852(b)(3), the amount necessary to reduce earnings and profits of the Funds related to net capital gain to zero for the tax year ended December 31, 2008.

Note 9

Line of Credit

The Trust has a secured $5,000,000 line of credit with its custodian. Borrowings under this arrangement bear interest at the federal funds rate plus 0.75% per annum. As compensation for holding available the lending commitment, the Trust pays a 0.10% per annum fee on the unused portion of the commitment, which is allocated among the Funds based on their relative net assets. The fee is payable quarterly in arrears. The average interest rate charged and the average outstanding loan payable to State Street Bank for the year ended December 31, 2008 was as follows:

Fund	Average Interest Rate	Average Outstanding Loan Payable	Interest Expense
Alternative Energy Fund	3.12%	$671,613	21,446
Asia Focus Fund	3.12%	$579,831	25,575
Asia Pacific Dividend Fund	3.12%	$533,269	23,477
China & Hong Kong Fund	3.12%	$1,024,205	31,934
Global Energy Fund	3.12%	$299,881	8,367
Global Innovators Fund	3.12%	$78,211	2,713

Note 10

Accounting Pronoucements

In March 2008, Statement of Financial Accounting Standards No. 161, "Disclosures about Derivative Instruments and Hedging Activities" ("SFAS 161") was issued and is effective for fiscal years beginning after November 15, 2008. SFAS 161 is intended to improve financial reporting for derivative instruments by requiring enhanced disclosure that enables investors to understand how and why an entity uses derivatives, how derivatives are accounted for, and how derivative instruments affect an entity's results of operations and financial position. Management is currently evaluating the implications of SFAS 161. The impact on the Funds' financial statement disclosures, if any, is currently being assessed.

Additional Information (Unaudited)

Proxy Voting Procedures

The Advisor of the Funds votes proxies relating to portfolio securities in accordance with procedures that have been approved by the Board. You may obtain a description of these procedures, free of charge, by calling "toll-free" 1-800-915-6565. This information is also available through the Securities and Exchange Commission's website at http://www.sec.gov.

Proxy Voting Records

Information regarding how the advisor of the Funds voted proxies relating to portfolio securities during the latest 12-month period ended June 30 is available, without charge, by calling toll-free, 1-800-915-6565. This information is also available through the Securities and Exchange Commission's website at http://www.sec.gov.

Form N-Q Disclosure

The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Funds' Form N-Q is available on the Securities and Exchange Commission's website at http://www.sec.gov. The Funds' Form N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. This information is also available, without charge, by calling toll-free, 1-800-915-6565.

Supplemental Tax Information (Unaudited)

For the Fiscal year ended December 31, 2008, certain dividends paid by the Funds may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The percentage of dividends declared from ordinary income designated as qualified dividend income was as follows:

Alternative Energy Fund	5.77%
Asia Focus Fund	9.63%
Asia Pacific Dividend Fund	41.29%
China & Hong Kong Fund	20.06%
Global Energy Fund	N/A
Global Innovators Fund	100.00%

For corporate shareholders, the percentage of ordinary income distributions qualifying for the corporate dividends received deduction for the fiscal year ended December 31, 2008, was as follows:

Alternative Energy Fund	0.32%
Asia Focus Fund	N/A
Asia Pacific Dividend Fund	N/A
China & Hong Kong Fund	N/A
Global Energy Fund	N/A
Global Innovators Fund	99.55%

For the year ended December 31, 2008, the Guinness Atkinson Alternative Energy Fund earned foreign source income and paid foreign taxes which they intend to pass through to their shareholders pursuant to Section 853 of the Internal Revenue Code as follows:

	Gross Income	Foreign Tax Paid
Australia	10.744%	0.000%
Brazil	21.352%	0.000%
Canada	7.641%	9.360%
France	2.912%	3.647%
Germany	11.718%	14.354%
New Zealand	3.955%	0.000%
Philippines	22.717%	46.378%
Spain	11.522%	14.114%
Taiwan	7.438%	12.148%
	100%	100%

For the year ended December 31, 2008, the Guinness Atkinson Asia Focus Fund earned foreign source income and paid foreign taxes which they intend to pass through to their shareholders pursuant to Section 853 of the Internal Revenue Code as follows:

	Gross Income	Foreign Tax Paid
Bermuda	12.994%	0.000%
China	8.175%	1.285%
Hong Kong	10.840%	0.000%
Indonesia	6.964%	13.773%
Malaysia	5.765%	0.000%
Singapore	8.708%	0.000%
South Korea	12.163%	26.464%
Taiwan	30.802%	58.478%
United Kingdom	3.590%	0.000%
	100%	100%

For the year ended December 31, 2008, the Guinness Atkinson Asia Pacific Fund earned foreign source income and paid foreign taxes which they intend to pass through to their shareholders pursuant to Section 853 of the Internal Revenue Code as follows:

	Gross Income	Foreign Tax Paid
Australia	2.599%	0.000%
Bermuda	12.387%	0.000%
Cayman Islands	3.107%	0.000%
China	2.926%	0.637%
Hong Kong	6.983%	0.000%
Indonesia	2.324%	4.924%
Malaysia	2.444%	0.000%
New Zealand	4.116%	0.000%
Philippines	4.474%	13.631%
Singapore	7.003%	0.000%
South Korea	5.446%	12.691%
Taiwan	43.615%	68.118%
United Kingdom	2.574%	0.000%
	100%	100%

For the year ended December 31, 2008, the Guinness Atkinson China & Hong Kong Fund earned foreign source income and paid foreign taxes which they intend to pass through to their shareholders pursuant to Section 853 of the Internal Revenue Code as follows:

	Gross Income	Foreign Tax Paid
Bermuda	25.245%	0.000%
Cayman Islands	2.408%	0.000%
China	16.460%	100.000%
Hong Kong	49.076%	0.000%
United Kingdom	6.811%	0.000%
	100%	100%

For the year ended December 31, 2008, the Guinness Atkinson Global Innovators Fund earned foreign source income and paid foreign taxes which they intend to pass through to their shareholders pursuant to Section 853 of the Internal Revenue Code as follows:

	Gross Income	Foreign Tax Paid
Cayman Islands	1.581%	0.000%
Finland	2.701%	27.162%
Hong Kong	2.320%	0.000%
Japan	2.875%	3.703%
Mexico	3.503%	0.000%
Netherlands	0.811%	0.000%
South Korea	1.593%	17.628%
Taiwan	3.841%	51.507%
United Kingdom	80.775%	0.000%
	100%	100%

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees
Guinness Atkinson Funds
Woodland Hills, California

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of the Alternative Energy Fund, Asia Focus Fund, Asia Pacific Dividend Fund, China & Hong Kong Fund, Global Energy Fund and Global Innovators Fund (the "Funds"), each a series of shares of the Guinness Atkinson Funds, as of December 31, 2008, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended (with respect to the Alternative Energy Fund and Asia Pacific Dividend Fund for the two years then ended and the period March 31, 2006 to December 31, 2006, and with respect to Global Energy Fund for each of the four years in the period then ended and the period June 30, 2004 to December 31, 2004). These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2008, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly in all material respects, the financial position of the above mentioned Funds as of December 31, 2008, the results of their operations, the changes in their net assets and the financial highlights for the periods indicated above, in conformity with accounting principles generally accepted in the United States of America.

  TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
February 24, 2009

TRUSTEE AND OFFICER INFORMATION (Unaudited)

Name, Address, and Age	Position(s) Held with Trusts	Date Elected†	Principal Occupation(s) During the Past 5 Years	Number of Portfolios In Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Timothy W.N. Guinness 14 Queen Anne's Gate Westminster, London SW1H 9AA U.K. (61)	Trustee	August 1998	Chairman of Guinness Asset Management Ltd., investment adviser in London, since 2003. Chairman/CIO of Guinness Atkinson, since November 2002.	6	Investec Global Strategy Fund Limited, Investec International Accumulation Fund Limited, Investec Select Funds Plc, Investec High Income Trust Plc, SR Europe Investment Trust Plc. New Boathouse Capital Ltd. Guinness Asset Management Ltd.

James I. Fordwood* 21550 Oxnard Street, Suite 750 Woodland Hills, CA 91367 (62)	Trustee	April 1994	CFO and Managing Member of Prima Marketing LLC (network of convenience stores)	6	J.L. Energy, Inc., Intoil, Inc., Fior D'Italia.

Dr. Gunter Dufey* 21550 Oxnard Street, Suite 750 Woodland Hills, CA 91367 (69)	Trustee	April 1994	Pacific International Business Associates, a consulting firm in Singapore since 2002. Professor (em.) of Ross School at The University of Michigan, where he served from 1968-2002.	6	Independent director, four subsidiaries of GMAC in the United States and Canada.

Dr. Bret A. Herscher* 21550 Oxnard Street, Suite 750 Woodland Hills, CA 91367 (49)	Trustee	April 1994	President of Pacific Consultants, a technical and technology management consulting company serving the Electronic industry and venture capital community that he co-founded.	6	Strawberry Tree Inc.

J. Brooks Reece, Jr.* 21550 Oxnard Street, Suite 750 Woodland Hills, CA 91367 (62)	Trustee and Chairman	April 1994	Vice President of Adcole Corp. a manufacturer of precision measuring machines and sun angle sensors for space satellites.	6	Adcole Far East Ltd.

*  Not an "interested person", as defined in the 1940 Act of the Funds.

†  Trustees and officers of the Fund serve until their resignation, removal or retirement.

Name, Address, and Age	Position(s) Held with Trusts	Date Elected†	Principal Occupation(s) During the Past 5 Years	Number of Portfolios In Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Jim Atkinson 21550 Oxnard Street, Suite 750 Woodland Hills, CA 91367 (51)	President	April 2003	Chief Executive Officer and Director of Guinness Atkinson since November 2002. Principal of ORBIS Marketing, a mutual fund marketing and advertising firm since November 2001.	N/A	N/A

Richard F. Cook, Jr. 3 Canal Plaza Suite 100 Portland, ME 04101 (57)	Chief Compliance Officer	December 2005	Director of Foreside Compliance Services LLC since January 2006. Officer of Foresides Fund Services LLC from November 2005 to January 2006. From 2002, Founder and Managing Member of NorthLake, LLC.	N/A	N/A

Michael Ricks 2020 E. Financial Way, Suite 100 Glendora, CA 91741 (31)	Treasurer	September 2006	Assistant Vice-President U.S. Bancorp Fund Services LLC since 2001.	N/A	N/A

Keith Shintani 2020 E. Financial Way, Suite 100 Glendora, CA 91741 (45)	Secretary	September 2006	Vice President of Relationship Management for U. S. Bancorp Fund Services, LLC since 2001.	N/A	N/A

†  Trustees and officers of the Fund serve until their resignation, removal or retirement.

Privacy Notice

Guinness Atkinson Funds and Guinness Atkinson Asset Management, Inc. may collect non-public information about you from the following sources:

•  Information we receive about you on applications or other forms;
•  Information you give us orally; and
•  Information about your transactions with us.

We do not disclose any non-public personal information about our shareholders or former shareholders without the shareholder's authorization, except as required by law or in response to inquiries from governmental authorities. We restrict access to your personal and account information to those employees who need to know that information to provide products and services to you. We also may disclose that information to unaffiliated third parties (such as to brokers or custodians) only as permitted by law and only as needed for us to provide agreed services to you. We maintain physical, electronic and procedural safeguards to guard your non-public personal information.

Guinness Atkinson Funds Information

Board of Trustees

J. Brooks Reece, Jr., Chairman

Dr. Gunter Dufey

James I. Fordwood

Timothy W.N. Guinness

Dr. Bret A. Herscher

Contact Guinness Atkinson Funds

P.O. Box 701

Milwaukee, WI 53201-0701

Shareholder Services: 800-915-6566

Literature Request: 800-915-6565

Website: www.gafunds.com

Email: mail@gafunds.com

Guinness Atkinson Funds
Fund	Cusip	Ticker	Fund#
Alternative Energy Fund	402031 50 4	GAAEX	1298
Asia Focus Fund	402031 10 8	IASMX	1096
Asia Pacific Dividend Fund	402031 60 3	GAADX	1299
China & Hong Kong Fund	402031 20 7	ICHKX	1094
Global Energy Fund	402031 40 5	GAGEX	1098
Global Innovators Fund	402031 30 6	IWIRX	1095

Distributed by Quasar Distributors, LLC, Milwaukee, WI 53202

This report is intended for shareholders of the Guinness Atkinson Funds and may not be used as literature unless preceded or accompanied by a current prospectus.

Guinness Atkinson Funds
c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, WI 53201-0701

123S0204--P

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s board of [trustees/directors] has determined that there is at least one audit committee financial expert serving on its audit committee.  James I. Fordwood is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  The principal accountant provided no “Other services”.  The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 12/31/2008	FYE 12/31/2007
Audit Fees	$103,200	$98,400
Audit-Related Fees	None	None
Tax Fees	$16,800	$15,600
All Other Fees	None	None

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Tait, Weller & Baker LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

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	FYE 12/31/2008	FYE 12/31/2007
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.  The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser for the last two years.  The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser is compatible with maintaining the principal accountant’s independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 12/31/2008	FYE 12/31/2007
Registrant	None	None
Registrant’s Investment Adviser	None	None

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a)          Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

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Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees

Item 11. Controls and Procedures.

(a)          The Registrant’s President and Treasurer have reviewed the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)         There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)          (1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit.  Filed herewith.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)       Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.  Furnished herewith.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

((Registrant)	Guinness Atkinson Funds

By	/s/ James J. Atkinson
James J. Atkinson, Jr., President

Date	March 5, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By		/s/ James J. Atkinson
James J. Atkinson, Jr., President

Date	March 5, 2009

By	/s/ Michael J. Ricks
Michael J. Ricks, Treasurer

Date	March 4, 2009

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